EXHIBIT 10.1

                                                                 CONFORMED COPY

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                         COSTA RICA INTERNATIONAL, INC.

                   $8,000,000 (U.S. DOLLARS) PRINCIPAL AMOUNT
                11.71% SERIES A SENIOR NOTES DUE JANUARY 15, 2005

                   $12,000,000 (U.S. DOLLARS) PRINCIPAL AMOUNT
                11.71% SERIES B SENIOR NOTES DUE JANUARY 15, 2005

                              --------------------

                             NOTE PURCHASE AGREEMENT

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                           DATED AS OF JANUARY 1, 1998

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                                TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----
1.       AUTHORIZATION OF NOTES...............................................1
         1.1.     Description of Notes........................................1
         1.2.     Guaranty....................................................1

2.       SALE AND PURCHASE OF NOTES...........................................2

3.       CLOSINGS.............................................................2

4.       CONDITIONS TO EACH CLOSING...........................................3
         4.1.     Representations and Warranties..............................3
         4.2.     Performance; No Default.....................................3
         4.3.     Compliance Certificates.....................................3
         4.4.     Opinions of Counsel.........................................3
         4.5.     Purchase Permitted By Applicable Law, etc...................4
         4.6.     Sale of Other Notes.........................................4
         4.7.     Payment of Special Counsel Fees.............................4
         4.8.     Private Placement Number....................................4
         4.9.     Changes in Corporate Structure..............................4
         4.10.    Proceedings and Documents...................................4
         4.11.    Rating......................................................5
         4.12.    Stock Purchase Agreement....................................5
         4.13.    Special Conditions to Closing of Series B Notes.............5

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................6
         5.1.     Organization; Power and Authority...........................6
         5.2.     Authorization, etc..........................................6
         5.3.     Disclosure..................................................6
         5.4.     Organization and Ownership of Shares of Subsidiaries........7
         5.5.     Financial Statements........................................8
         5.6.     Compliance with Laws, Other Instruments, etc................8
         5.7.     Governmental Authorizations, etc............................8
         5.8.     Litigation; Observance of Statutes and Orders...............8
         5.9.     Taxes.......................................................9
         5.10.    Title to Property; Leases...................................9
         5.11.    Licenses, Permits, etc......................................9
         5.12.    Compliance with ERISA......................................10
         5.13.    Private Offering by the Company............................11
         5.14.    Use of Proceeds; Margin Regulations........................11
         5.15.    Existing Debt..............................................11
         5.16.    Foreign Assets Control Regulations, etc....................12

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         5.17.    Status under Certain Statutes..............................12
         5.18.    Environmental Matters......................................12

6.       REPRESENTATIONS OF THE PURCHASER....................................13
         6.1.     Purchase for Investment....................................13
         6.2.     Source of Funds............................................13

7.       INFORMATION AS TO COMPANY...........................................15
         7.1.     Financial and Business Information.........................15
         7.2.     Officer's Certificate......................................18
         7.3.     Inspection.................................................18

8.       PREPAYMENT OF THE NOTES.............................................19
         8.1.     Required Prepayments.......................................19
         8.2.     Optional Prepayments with Make-Whole Amount................19
         8.3.     Change of Control..........................................19
         8.4.     Allocation of Partial Prepayments..........................21
         8.5.     Maturity; Surrender, etc...................................21
         8.6.     Purchase of Notes..........................................21
         8.7.     Make-Whole Amount..........................................21

9.       AFFIRMATIVE COVENANTS...............................................23
         9.1.     Compliance with Law........................................23
         9.2.     Insurance..................................................23
         9.3.     Maintenance of Properties..................................23
         9.4.     Payment of Taxes...........................................24
         9.5.     Corporate Existence, etc...................................24
         9.6.     Subsidiary Acknowledgment..................................24
         9.7.     As de Oros Acquisition and Guaranty........................24

10.      NEGATIVE COVENANTS..................................................25
         10.1.    Transactions with Affiliates...............................25
         10.2.    Merger, Consolidation, etc.................................25
         10.3.    Consolidated Net Worth.....................................25
         10.4.    Limitation on Debt.........................................26
         10.5.    Interest Coverage Ratio....................................26
         10.6.    Limitation on Liens........................................26
         10.7.    Restricted Payments........................................28
         10.8.    Sale of Assets.............................................28
         10.9.    Restricted Investments.....................................28
         10.10.   Nature of Business.........................................29
         10.11.   Pari Passu Position........................................29
         10.12.   Intercreditor Agreement....................................29

11.      EVENTS OF DEFAULT...................................................29


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12.      REMEDIES ON DEFAULT, ETC............................................31
         12.1.    Acceleration...............................................31
         12.2.    Other Remedies.............................................32
         12.3.    Rescission.................................................32
         12.4.    No Waivers or Election of Remedies, Expenses, etc..........33

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.......................33
         13.1.    Registration of Notes......................................33
         13.2.    Transfer and Exchange of Notes.............................33
         13.3.    Replacement of Notes.......................................34

14.      PAYMENTS ON NOTES...................................................34
         14.1.    Place of Payment...........................................34
         14.2.    Home Office Payment........................................35

15.      EXPENSES, ETC.......................................................35
         15.1.    Transaction Expenses.......................................35
         15.2.    Indemnification by the Company.............................36
         15.3.    Survival...................................................36

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT........36

17.      AMENDMENT AND WAIVER................................................37
         17.1.    Requirements...............................................37
         17.2.    Solicitation of Holders of Notes...........................37
         17.3.    Binding Effect, etc........................................37
         17.4.    Notes held by Company, etc.................................38

18.      NOTICES.............................................................38

19.      REPRODUCTION OF DOCUMENTS...........................................39

20.      CONFIDENTIAL INFORMATION............................................39

21.      SUBSTITUTION OF PURCHASER...........................................40

22.      INCREASED COSTS; TAXES; INDEMNIFICATION.............................40
         22.1.    Tax Indemnification........................................40
         22.2.    Currency and Judgment Currency.............................41

23.      MISCELLANEOUS.......................................................42
         23.1.    Successors and Assigns.....................................42
         23.2.    Payments Due on Non-Business Days..........................42
         23.3.    Severability...............................................42
         23.4.    Construction...............................................43

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         23.5.    Counterparts...............................................43
         23.6.    Law Governing; Consent to Jurisdiction.....................43
         23.7.    Service of Process.........................................44
         23.8.    Knowledge..................................................44
         23.9.    Currency...................................................44
         23.10.   Federal....................................................44


SCHEDULE A      --  Information Relating To Purchasers
SCHEDULE B      --  Defined Terms
SCHEDULE 4.9    --  Changes in Corporate Structure
SCHEDULE 5.3    --  Disclosure
SCHEDULE 5.4    --  Subsidiaries of the Company and Ownership of
                    Subsidiary Stocks
SCHEDULE 5.5    --  Financial Statements
SCHEDULE 5.8    --  Litigation
SCHEDULE 5.11   --  Licenses, Permits, etc.
SCHEDULE 5.14   --  Use of Proceeds
SCHEDULE 5.15   --  Existing Debt and Liens
SCHEDULE 5.18   --  Environmental Disclosure
SCHEDULE 10.4   --  Limitation on Debt
SCHEDULE 10.6   --  Existing Liens
SCHEDULE B-1    --  Chaves Family Members
SCHEDULE B-2    --  Existing Investments

EXHIBIT A-1     --  Form of 11.71% Series A Senior Note due January 15, 2005
EXHIBIT A-2     --  Form of 11.71% Series B Senior Note due January 15, 2005
EXHIBIT B       --  Form of Note Guaranty
EXHIBIT C       --  Form of Intercreditor Agreement
EXHIBIT 4.4     --  Forms of Opinions

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                         COSTA RICA INTERNATIONAL, INC.

                   $8,000,000 (U.S. DOLLARS) PRINCIPAL AMOUNT
                11.71% SERIES A SENIOR NOTES DUE JANUARY 15, 2005

                   $12,000,000 (U.S. DOLLARS) PRINCIPAL AMOUNT
                11.71% SERIES B SENIOR NOTES DUE JANUARY 15, 2005

                                                    Dated as of January 1, 1998

TO EACH OF THE PURCHASERS LISTED IN THE
ATTACHED SCHEDULE A (the "PURCHASERS"):

Ladies and Gentlemen:

                  COSTA RICA INTERNATIONAL, INC., a Nevada corporation (the "COMPANY"), agrees with you as follows:

1.       AUTHORIZATION OF NOTES.

1.1.     DESCRIPTION OF NOTES.

                  The Company will authorize the issue and sale of (a) $8,000,000 (U.S. Dollars) aggregate principal amount of its 11.71% Series A Senior Notes to be dated January 23, 1998 and due January 15, 2005 (the "SERIES A NOTES") and (b) $12,000,000 (U.S. Dollars) aggregate principal amount of its 11.71% Series B Senior Notes to be dated no later than April 30, 1998 (see
Section 4.13 hereof) and due January 15, 2005 (the "SERIES B NOTES") (together, the Series A Notes and the Series B Notes and each Series A and Series B Notes delivered in substitution therefor shall be referred to herein as the "NOTES"). The Notes shall be substantially in the forms set out in Exhibits A-1 and A-2, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

1.2.     GUARANTY.

                  The Notes will be guaranteed by the Note Guarantors pursuant to the Note Guaranty.

2.       SALE AND PURCHASE OF NOTES.

                  (a) Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closings provided for in Section 3, Notes in the principal amount and series specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Your obligation hereunder and the obligations of the other Purchasers are several and not joint obligations and you shall have no obligation hereunder and no liability to any Person for the performance or non-performance by any other Purchaser hereunder.

                  (b) The Company agrees that if the Second Closing does not occur on or prior to April 30, 1998, the Company shall pay to the Noteholders a termination fee of $200,000 (U.S. Dollars) (the "TERMINATION Fee") which the Company agrees to pay no later than May 5, 1998.

3.       CLOSINGS.

                  The sale and purchase of the Notes to be purchased by you and the other Purchasers shall occur at the offices of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., 1221 Brickell Avenue, Miami, Florida 33131, at 9:00 a.m., Eastern time, (a) at a closing with respect to the Series A Notes on January 23, 1998 (the "FIRST CLOSING") and (b) with respect to the Series B Notes on a date no later than April 30, 1998 (see Section 4.13 hereof) (the "SECOND CLOSING") (together, the "CLOSINGS"), or on such other Business Day with respect to each Closing as may be agreed upon by the Company and the Purchasers. At each Closing the Company will deliver to you in the form of a single Note (or, in the case of the Series A Notes, such greater number of Notes in denominations of at least $200,000 (U.S. Dollars) or, in the case of the Series B Notes, such greater number of Notes in denominations of at least $500,000 (U.S. Dollars) as you may request) dated the date of each Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in U.S. Dollars in the amount of the purchase price therefor by wire transfer for the account of Citibank (Costa Rica) S.A. at Citibank, N.A., Account Number 10957981, ABA
Number: 021000089, for credit to the Company's account at Citibank (Costa Rica) S.A.; provided, however, that with respect to the Second Closing, the Purchasers retain the right to wire the purchase price of the Series B Notes directly to the holders of the As de Oros Debt, as further described in Section 4.13. If at each Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

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4.       CONDITIONS TO EACH CLOSING.

                  Your obligation to purchase and pay for the Notes to be sold to you at each Closing is subject to the fulfillment to your satisfaction, prior to or at each Closing, of the following conditions:

4.1.     REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of the Company in this Agreement shall be correct when made and at the time of each Closing.

4.2.     PERFORMANCE; NO DEFAULT.

                  The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at each Closing and after giving effect to the issue and sale of the Notes no Default or Event of Default shall have occurred and be continuing as of each Closing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1, 10.4, 10.7 or 10.8 hereof had such Sections applied since such date.

4.3.     COMPLIANCE CERTIFICATES.

                  (a) OFFICER'S CERTIFICATE. The Company shall have delivered to you Officer's Certificates, dated the date of each Closing certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

                  (b) SECRETARY'S CERTIFICATE. The Company shall have delivered to you a certificate dated the date of each Closing certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, the Agreement and the Note Guaranty.

4.4.     OPINIONS OF COUNSEL.

                  You shall have received opinions in form and substance satisfactory to you, dated the date of each Closing (a) from Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., special United States counsel for the Company and Pipasa, as Note Guarantor, and from Consultores Juridicos Especializados, Costa Rica special counsel for the Company and the Note Guarantor, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you), and (b) from Gardner, Carton & Douglas, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(a) and covering such other matters incident to such transactions as you may reasonably request.

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

4.5.     PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

                  On the date of each Closing, your purchase of the Notes shall
(i) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6.     SALE OF OTHER NOTES.

                  Contemporaneously with each Closing the Company shall sell to each Purchaser and each Purchaser shall purchase the Notes to be purchased by them as specified in Schedule A.

4.7.     PAYMENT OF SPECIAL COUNSEL FEES.

                  Without limiting the provisions of Section 15.1, the Company shall have paid on or before each Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4 and of Facio & Canas, your special Costa Rica counsel, to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to each Closing.

4.8.     PRIVATE PLACEMENT NUMBER.

                  Private placement numbers issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

4.9.     CHANGES IN CORPORATE STRUCTURE.

                  Except as specified in Schedule 4.9, as of the date of each Closing, neither the Company nor the Note Guarantor shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10.    PROCEEDINGS AND DOCUMENTS.

                  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions (including, without limitation, the Note Guaranty) shall be reasonably satisfactory to you and


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

your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

4.11.    RATING.

                  The Company shall provide written evidence that Notes are rated no lower than "BB" by Duff & Phelps Rating Agency on the date of each Closing.

4.12.    STOCK PURCHASE AGREEMENT.

                  The Company shall have executed a stock purchase agreement dated as of January 22, 1998 pursuant to which the Company will directly (and not through any holding company or otherwise) acquire 51% of the Voting Stock of As de Oros, which Voting Stock shall not be encumbered by any Liens (the "STOCK PURCHASE AGREEMENT").

4.13.    SPECIAL CONDITIONS TO CLOSING OF SERIES B NOTES.

                  (a) The Purchasers' obligations to purchase the Notes pursuant to this Agreement will terminate if the Second Closing does not occur prior to or on April 30, 1998.

                  (b) The Company shall provide the Purchasers with 20 days prior written notice of the date of the Second Closing, which notice will include a schedule of the As de Oros Debt (including names of lenders and outstanding principal amounts to be prepaid with proceeds of the Series B Notes).

                  (c) As a condition to the purchase of the Series B Notes, the Purchasers shall have received the following (which receipt, in the case of clauses (i), (ii), (iii) (iv) and (vii), may occur contemporaneously with the purchase of the Notes): (i) evidence, in form satisfactory to the Purchasers, that the As de Oros Acquisition has been consummated pursuant to the terms of the Stock Purchase Agreement, (ii) copies of all of the endorsed share certificates of As de Oros which will be in the possession of the Company, indicating a transfer to the Company of ownership of 51% of the Voting Stock of As de Oros unencumbered by any Lien; (iii) a copy of the stockholder ledger of As de Oros, reflecting the ownership by the Company of 51% of the Voting Stock of As de Oros; (iv) an opinion of United States counsel to the Company acceptable to the Purchasers stating that the As de Oros Acquisition has been consummated on substantially the same terms and for substantially the same purchase price as set forth in the Stock Purchase Agreement and that all consents and approvals required under the Stock Purchase Agreement have been obtained; (v) pay-off letters and releases from those holders of As de Oros Debt (the "AS DE OROS DEBT") which will be paid in full with the proceeds of the Series B Notes, setting forth the amounts necessary to pay in full such As de Oros Debt and providing wire transfer information (the "PAY-OFF LETTERS"); (vi) evidence in a form satisfactory to the Purchasers and their counsel, that Angui has directed the trust in which certain Voting Stock of As de Oros is held to distribute 51% of the Voting Stock of As de Oros to the Company immediately upon the repayment of the As de Oros Debt, and that all conditions necessary for the transfer of such Voting Stock to the Company, free and clear of all encumbrances, have been met, (vii) the Note

Guaranty executed and delivered by As de Oros and (viii) such other documents and instruments as the Purchasers may reasonably require.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to the Purchasers as of each Closing that:

5.1.     ORGANIZATION; POWER AND AUTHORITY.

                  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. The Note Guarantor has the corporate power under its jurisdiction of incorporation to execute and deliver the Note Guaranty and to perform the provisions thereof.

5.2.     AUTHORIZATION, ETC.

                  (a) This Agreement and the Notes have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) The Note Guaranty has been duly authorized by all necessary action on the part of the Note Guarantor, and upon execution and delivery thereof the Note Guaranty will constitute a legal, valid and binding obligation of the Note Guarantor enforceable against each Note Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.     DISCLOSURE.

                  The Company, through its agent, Citicorp Securities, Inc., has delivered to you and each other Purchaser a copy of a Private Placement Memorandum dated November 1997, as supplemented January 23, 1998 (the "MEMORANDUM"), relating to the transactions contemplated hereby and to the As de Oros Acquisition. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings furnished to the Purchasers and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in one of the documents, certificates or other writings identified therein or in the financial statements listed in
Schedule 5.5, since September 30, 1997, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4.     ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES.

                  (a) Schedule 5.4 is (except as noted therein) a complete and correct list (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                  (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                  (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5.     FINANCIAL STATEMENTS.

                  The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.     COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

                  The execution, delivery and performance (a) by the Company of this Agreement and the Notes and (b) by the Note Guarantor of the Note Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7.     GOVERNMENTAL AUTHORIZATIONS, ETC.

                  Except for the filing of the "Relevant Events Report" with the Costa Rican Securities and Exchange Commission (Comision Nacional de Valores), which the Note Guarantor agrees to file promptly (but in any event within 10 Business Days), no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes or by the Note Guarantor of the Note Guaranty.

5.8.     LITIGATION; OBSERVANCE OF STATUTES AND ORDERS.

                  (a) Except as disclosed on Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened in writing against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

                  (b) Except as disclosed on Schedule 5.8, neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

5.9.     TAXES.

                  The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, including social security payments, sales tax returns and municipal taxes of the Subsidiaries, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. and Costa Rican state or other taxes for all fiscal periods are adequate in all material respects. The U.S. and Costa Rican federal income tax liabilities of the Company and its Subsidiaries have been audited by the U.S. Internal Revenue Service and by Direccion General de la Tributacion Directa (Ministerio de Hacienda), and paid for all fiscal years up to and including the fiscal year ended September 30, 1997.

5.10.    TITLE TO PROPERTY; LEASES.

                  The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All inventory and accounts receivable of the Company and its Subsidiaries are free and clear of all Liens. All leases that, individually or in the aggregate, are Material leases are valid and subsisting and are in full force and effect in all material respects.

5.11.    LICENSES, PERMITS, ETC.

                  Except as disclosed in Schedule 5.11,

                  (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

                  (b) to the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                  (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12.    COMPLIANCE WITH ERISA.

                  (a) The Company, each Subsidiary and each ERISA Affiliate have operated and administered each Plan and Foreign Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                  (b) The present value of the aggregate benefit liabilities under each of the Plans and Foreign Plans (other than Multiemployer Plans), determined as of the end of such Plan's or Foreign Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's or Foreign Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan or Foreign Plan allocable to such benefit liabilities. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA.

                  (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                  (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

                  (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by you.

5.13.    PRIVATE OFFERING BY THE COMPANY.

                  Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the other Purchasers and not more than 8 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.    USE OF PROCEEDS; MARGIN REGULATIONS.

                  The Company will apply the proceeds of the sale of (a) the Series A Notes to the prepayment of Debt of the Company or its Subsidiaries and for general corporate purposes and (b) the Series B Notes to the prepayment of the As de Oros Debt upon the consummation of the As de Oros Acquisition. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR Part 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR Part 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR Part 220). Margin stock does not constitute more than 1% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 1% of the value of such assets. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation G.

5.15.    EXISTING DEBT.

                  (a) Except as described therein, Schedule 5.15 sets forth (i) a complete and correct list of all outstanding Debt of the Company and its Subsidiaries and of As de Oros as of January 16, 1998, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries or of As de Oros and (ii) a list of which Debt of the Company and its Subsidiaries is to be prepaid with the proceeds of the Notes. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                  (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by
Section 10.6.

                  (c) No Subsidiary is the Guarantor of Debt of the Company or any other Subsidiary (except with respect to the Note Guaranty).

5.16.    FOREIGN ASSETS CONTROL REGULATIONS, ETC.

                  Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.    STATUS UNDER CERTAIN STATUTES.

                  Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

5.18.    ENVIRONMENTAL MATTERS.

                  Except as disclosed in Schedule 5.18, neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or, to the best knowledge of the Company, formerly owned, leased or operated by the Company or any Subsidiary or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in Schedule 5.18,

                  (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

6.       REPRESENTATIONS OF THE PURCHASER.

6.1.     PURCHASE FOR INVESTMENT.

                  You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, PROVIDED that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2.     SOURCE OF FUNDS.

                  You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) if you are an insurance company, the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

                  (b) the Source is either (I) an insurance company pooled separate account, within the meaning of Prohibited Transaction Exemption ("PTE") 90-1 (issued January 29, 1990), or (II) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                  (d) the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                  (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

                  (g) the Source is an "insurance company general account," within the meaning of Section V(e) of the Department of Labor Prohibited Transaction Class Exemption ("PTE") 95-60 (issued July 12,
         1995), and as of the date hereof, the amount of reserves and liabilities (as defined in the annual statement for life insurance companies approved by the National Association of Insurance Commissioners ("NAIC ANNUAL STATEMENT") and before reduction for credits on account of any reinsurance ceded on a coinsurance basis (the "RESERVES AND LIABILITIES") for such insurance company general account's contract(s) held by or on behalf of any ERISA Plan, together with the amount of Reserves and Liabilities for such insurance company general account's contract(s) held by or on behalf of any other ERISA Plans maintained by the same employer (or any "affiliate" thereof, within the meaning of Section V(a)(I) of PTE 95-60) or by the same employee organization, do not exceed 10% of the total Reserves and Liabilities of such insurance company general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with the state of domicile of the insurance company maintaining such general account, and the Company is not an "affiliate," within the meaning of Section V(a) of PTE 95-60, of the insurance company maintaining such general account.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "GOVERNMENTAL PLAN", "PARTY IN INTEREST" and "SEPARATE ACCOUNT" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.       INFORMATION AS TO COMPANY.

7.1.     FINANCIAL AND BUSINESS INFORMATION.

                  The Company shall deliver to each holder of Notes that is an Institutional Investor:

                  (a) QUARTERLY STATEMENTS -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                           (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

                           (ii) consolidated statements of income and
                  stockholders' equity and consolidated statements of cash flows of the Company and its Subsidiaries for the portion of the fiscal year ending with such quarter,

setting forth, in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a certified public accountant and a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, PROVIDED that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-QSB, if any, prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                  (b) ANNUAL STATEMENTS -- within 120 days after the end of each fiscal year of the Company, duplicate copies of,

                           (i) a  consolidated  balance sheet of the Company
                  and its  Subsidiaries,  as at the end of such year, and

                           (ii) consolidated statements of income and
                  stockholders' equity and consolidated statements of cash flows of the Company and its Subsidiaries, for such year, setting forth, in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied,

                           (A) by an opinion thereon of independent certified
                  public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                           (B) a certificate of such accountants stating that
                  they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit),

         PROVIDED that the delivery within the time period specified above of the Company's Annual Report on Form 10-KSB for such fiscal year, if any, (together with the Company's annual report to stockholders, if any, prepared pursuant to Rule 14a 3 under the Exchange Act) prepared in accordance with the requirements therefor, and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

                  (c) SEC AND OTHER REPORTS -- if the Company is registered under the Exchange Act or the Securities Act, promptly upon their becoming available, and if applicable, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission;

                  (d) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- promptly, and in any event within five Business Days after a Responsible Officer becomes aware
(i) of the existence of any Default or Event of Default, (ii) that any Person has given any notice or taken any action with respect to a claimed default hereunder or (iii) that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                  (e) ERISA MATTERS -- promptly, and in any event within ten days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                           (i) with respect to any Plan, any reportable event,
                  as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                           (iii) any event, transaction or condition that could
                  result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

                  (f) NOTICES FROM GOVERNMENTAL AUTHORITY -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                  (g) RULE 144A INFORMATION. -- except at such times as the Company is a reporting company under Section 13 or 15(d) of the Exchange Act or has complied with the requirements for the exemption from registration under the Exchange Act set forth in Rule 12g3-2(b), such financial or other information as any holder of the Notes may determine is required to permit such holder to comply with the requirements of Rule 144A under the Securities Act in connection with the resale by it of the Notes;

                  (h) REQUESTED INFORMATION -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2.     OFFICER'S CERTIFICATE.

                  Each set of consolidated financial statements delivered to a holder of Notes pursuant to Section (a) or Section (b) of Section 7.1 shall be accompanied by certificates of a certified public accountant and a Senior Financial Officer setting forth:

                  (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.2 through Section 10.10 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                  (b) EVENT OF DEFAULT -- a statement that such Senior Financial Officer has reviewed the relevant terms hereof and is knowledgeable concerning transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that during such period no condition or event existed or exists that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3.     INSPECTION.

                  The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

                  (a) NO DEFAULT -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and, to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (b) DEFAULT -- if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.       PREPAYMENT OF THE NOTES.

8.1.     REQUIRED PREPAYMENTS.

                  On January 15, 2001 and on each January 15 thereafter to and including January 15, 2004 the Company will prepay $4,000,000 (U.S. Dollars) principal amount (or such lesser principal amount as shall be outstanding) of the Notes, with the remaining principal payable at maturity on January 15, 2005. Each such prepayment shall be at a price of 100% of the principal amount prepaid, together with interest accrued thereon to the date of prepayment and without payment of the Make-Whole Amount or any premium.

8.2.     OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

                  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes in an amount not less than $1,000,000 (U. S. Dollars) of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this
Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by certificates of a certified public accountant and a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes certificates of a certified public accountant and a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.     CHANGE OF CONTROL.

                  (a) NOTICE OF CHANGE IN CONTROL OR CONTROL EVENT. The Company will, within three Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this
Section 8.3. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (c) of this
Section 8.3 and shall be accompanied by the certificate described in subparagraph (g) of this Section 8.3.

                  (b) CONDITION TO COMPANY ACTION. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 45 days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as accompanied by the certificate described in subparagraph (g) of this Section 8.3, and (ii) subject to the provisions of paragraph (d) below, contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 8.3.

                  (c) OFFER TO PREPAY NOTES. The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this Section 8.3 shall be an offer to prepay, in accordance with and subject to this Section 8.3, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "PROPOSED PREPAYMENT DATE"). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.3, such date shall be not less than 20 days and not more than 60 days after the date of such offer.

                  (d) ACCEPTANCE. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.3 by causing a notice of such acceptance to be delivered to the Company at least 10 days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.3 shall be deemed to constitute an acceptance of such offer by such holder.

                  (e) PREPAYMENT. Prepayment of the Notes to be prepaid pursuant to this Section 8.3 shall be at 100% of the principal amount of such Notes, plus the Make-Whole Amount determined for the date of prepayment with respect to such principal amount, together with interest on such Notes accrued to the date of prepayment. Two Business Days preceding the date of prepayment, the Company shall deliver to each holder of Notes being prepaid a statement showing the Make-Whole Amount in connection with such prepayment and setting forth the details of the computation of such amount. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section 8.3.

                  (f) DEFERRAL PENDING CHANGE IN CONTROL. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraphs (a) and
(b) and accepted in accordance with subparagraph (d) of this Section 8.3 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.3 in respect of such Change in Control shall be deemed rescinded).

                  (g) OFFICER'S CERTIFICATE. Each offer to prepay the Notes pursuant to this Section 8.3 shall be accompanied by a certificate, executed by a certified public accountant and a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.3, (iii) the principal amount of each Note offered to be prepaid, (iv) the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation,
(v) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (vi) that the conditions of this Section 8.3 have been fulfilled and (vii) in reasonable detail, the nature and date or proposed date of the Change in Control.

                  (h) EFFECT ON REQUIRED PAYMENTS. The amount of each payment of the principal of the Notes made pursuant to this Section 8.3 shall be applied against and reduce each of the then remaining principal payments due pursuant to
Section 8.1 on the Notes (allocated as set forth in Section 8.4) by a percentage equal to the aggregate principal amount of the Notes so paid divided by the aggregate principal amount of the Notes outstanding immediately prior to such payment.

8.4.     ALLOCATION OF PARTIAL PREPAYMENTS.

                  In the case of each partial prepayment of the Note, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes (regardless of series) at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.5.     MATURITY; SURRENDER, ETC.

                  In the case of each prepayment of Notes pursuant to this
Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.6.     PURCHASE OF NOTES.

                  The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.7.     MAKE-WHOLE AMOUNT.

                  The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, PROVIDED that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Sections 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

                  "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, the yield to maturity implied by (I) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, PLUS.50% or (II) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, PLUS.50%. Such implied yield will be determined, if necessary, by (A) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (B) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

                  "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such

         Called Principal were made prior to its scheduled due date, PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Sections 8.2, 8.3 or 12.1.

                  "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

9.       AFFIRMATIVE COVENANTS.

                  The Company covenants that so long as any of the Notes are outstanding:

9.1.     COMPLIANCE WITH LAW.

                  The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.     INSURANCE.

                  The Company will and will cause each of its Subsidiaries to maintain under a program of self-insurance or, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated in the same jurisdiction.

9.3.     MAINTENANCE OF PROPERTIES.

                  The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, PROVIDED that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a Material Adverse Effect.

9.4.     PAYMENT OF TAXES.

                  The Company will and will cause each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, PROVIDED that neither the Company nor any Subsidiary need pay any such tax or assessment if (I) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (II) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.     CORPORATE EXISTENCE, ETC.

                  The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.8, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

9.6.     SUBSIDIARY ACKNOWLEDGMENT.

                  The Company will within three Business Days following the consummation of any future acquisition of any Subsidiary take the necessary actions to hold shareholder meetings and Board of Directors meetings to make appropriate acknowledgment of this Agreement and, in particular, of those provisions that may obligate such Subsidiary to take certain actions or to limit its ability to perform certain actions, especially those provisions included in Sections 8, 9 and 10 of this Agreement.

9.7.     AS DE OROS ACQUISITION AND GUARANTY.

                  The Company will, within three Business Days following the consummation of the As de Oros Acquisition, (a) cause As de Oros to execute and deliver the Note Guaranty and the Guaranty Endorsements to the Notes and deliver to the Noteholders an opinion of independent counsel satisfactory to the Required Holders with respect to the validity and enforceability of such

Note Guaranty and such other matters as the Required Holders may require and (b) deliver to the Noteholders an updated Schedule 5.4 revised to reflect As de Oros as a new Subsidiary.

10.      NEGATIVE COVENANTS.

                  The Company covenants that so long as any of the Notes are outstanding:

10.1.    TRANSACTIONS WITH AFFILIATES.

                  The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or arrangement or Material group of related transactions or arrangements (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2.    MERGER, CONSOLIDATION, ETC.

                  The Company shall not, and shall not permit any Subsidiary to, consolidate with or merge with any other Person, PROVIDED however that: (a) any Subsidiary may merge with the Company or another Wholly-Owned Subsidiary; and
(b) the Company may merge with any other Person if (i) the surviving entity is a solvent entity organized in the U.S., (ii) the surviving entity expressly assumes in writing the Company's obligation under the Notes and furnishes the holders of the Notes with an opinion of independent counsel satisfactory to the Required Holders to the effect that the instrument of assumption has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the surviving corporation enforceable in accordance with its terms, subject to such qualifications as may be satisfactory to the Required Holders, (iii) immediately after giving effect to such transaction no Default or Event of Default shall exist and (iv) the surviving entity could incur $1 of additional Funded Debt pursuant to Section 10.4(a).

10.3.    CONSOLIDATED NET WORTH.

                  (a) For any period during which the As de Oros Acquisition has not been consummated, the Company shall not permit Consolidated Net Worth, measured as of the last day of any fiscal quarter, to be less than the sum of
(i) $5,500,000 (the "Base Figure") plus (ii) 50% of Consolidated Net Income (but only if a positive number) earned on a cumulative basis for each of the elapsed fiscal quarters ending after December 31, 1997; provided, that revaluation of the Company's consolidated balance sheet resulting from changes in currency exchange rates shall not be included in calculating compliance with this Section 10.3.

                  (b) On the date of consummation of the As de Oros Acquisition, clause (i) of paragraph (a) of this Section 10.3 shall be amended to change the Base Figure to an amount equal to 75% of Consolidated Net Worth as of the date of the consummation of the As de Oros Acquisition, after giving effect to the As de Oros Acquisition. The Company shall provide the Holders of the Notes with certificates of a certified public accountant and a Senior Financial Officer specifying the Base Figure within three Business Days of the date of the consummation of the As de Oros Acquisition.

10.4.    LIMITATION ON DEBT.

                  (a) The Company shall not, and shall not permit any Subsidiary to permit there to be outstanding Debt except: (i) the Notes and all existing Consolidated Funded Debt as of the Closing Date and described on Schedule 10.4 hereof; (ii) Funded Debt of a Subsidiary owed to the Company or to another Wholly-Owned Subsidiary; and (iii) additional Debt, provided that the ratio of Consolidated Total Debt to Consolidated EBITDA shall at no time exceed (A) 4.25 to 1.00 for the period from the First Closing Date through March 31, 1998, (B)
3.75 to 1.00 for the period from April 1, 1998 through June 30, 1998, (C) 3.50 to 1.00 for the period from July 1, 1998 through September 30, 1998 and (D) 3.00 to 1.00 after September 30, 1998.

                  (b) The Company shall not permit its Subsidiaries to permit there to be outstanding Debt, other than (i) Consolidated Funded Debt of Subsidiaries as of the First Closing Date and described on Schedule 10.4 hereof,
(ii) Debt owed to the Company or another Wholly-Owned Subsidiary, (iii) Permitted Subsidiary Guaranties; (iv) additional Debt provided that the sum of
(1) Total Debt outstanding of all Subsidiaries plus (2) Debt secured by Liens permitted under Section 10.6(j) will at no time exceed (A) 1.00 times Consolidated EBITDA from the First Closing Date through December 31, 1998 and
(B).50 times Consolidated EBITDA after December 31, 1998; provided that such Debt must also be permitted to be incurred pursuant to paragraph (a) of this
Section 10.4.

                  (c) The Company may renew, extend, substitute, refinance or replace any Consolidated Funded Debt permitted pursuant to paragraphs (a) and
(b) above (except (a)(ii) and (b)(ii)); provided that the principal amount of Consolidated Funded Debt resulting from such renewal, extension, substitution, refinancing or replacement shall not exceed the original principal amount of such Consolidated Funded Debt and that no additional security shall be granted to secure such Consolidated Funded Debt.

10.5.    INTEREST COVERAGE RATIO.

                  The Company will not, as of the end of any fiscal quarter, permit the Interest Coverage Ratio for the four preceding consecutive fiscal quarters to be (a) less than 2.00 to 1.00 for the period from the First Closing Date through March 31, 1998 and (b) less than 2.50 to 1.00 after March 31, 1998.

10.6.    LIMITATION ON LIENS.

                  The Company shall not, and shall not permit its Subsidiaries to create or incur, or permit to exist any Lien on its property except for:

                  (a) Liens for property taxes, assessments or other governmental charges which are not yet due and payable;

                  (b) Liens securing landlords, carriers, warehousemen, mechanics, materialmen and other similar Liens;

                  (c) Liens incidental to the normal conduct of the business of the Company or any Subsidiary including Liens in connection with workers' compensation, unemployment insurance, and other governmental insurance or benefits, excluding Liens incurred in connection with the borrowing of money;

                  (d) Liens to secure the performance of bids, tenders or trade contracts or to secure statutory obligations, surety or appeal bonds or other Liens of a similar value incurred in the ordinary course of business and not in connection with the borrowing of money;

                  (e) Liens resulting from judgments which the Company or a Subsidiary is protesting in good faith and which are effectively stayed, provided that adequate reserves shall have been made for such judgment in accordance with GAAP;

                  (f) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of the Company and its Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of the Company and its Subsidiaries.

                  (g) Liens securing Debt of the Company or a Subsidiary to the Company or to another Wholly-Owned Subsidiary;

                  (h) Liens in existence as of the First Closing Date and described in Schedule 10.6 hereof;

                  (i) Liens, mortgages or purchase money interests securing payment of the purchase price of assets provided (i) any such Liens attach solely to property acquired, constructed or improved within 180 days of the date of acquisition or commencement of construction; (ii) the principal amount of the Debt secured by any such Lien shall not exceed the lesser of (A) the cost to the Company or the Subsidiary of such property or (B) the fair market value of such property (as determined in good faith by senior management of the Company); and
(iii) Debt secured by such Lien shall have been incurred within the limitations set forth in Section 10.4; and

                  (j) other Liens securing Consolidated Total Debt, provided that the sum of (i) Debt secured by such Liens and (ii) Debt of Subsidiaries incurred pursuant to Section 10.4(b) will not exceed (A) 1.00 times Consolidated EBITDA from the First Closing Date through

December 31, 1998 and (B).50 times Consolidated EBITDA after December 31, 1998; and provided, further, that such Debt could be incurred pursuant to Section 10.4(a).

10.7.    RESTRICTED PAYMENTS.

                  The Company will not, and will not permit any of its Subsidiaries to, at any time, declare or make or incur any liability to declare or make, any Restricted Payment unless immediately after giving effect to such action:

                  (a) the aggregate amount of Restricted Payments of the Company and its Subsidiaries declared or made during the period from and after the First Closing Date to and including the date of the Restricted Payment in question would not exceed the sum of (i) $1,000,000 (U.S. Dollars); plus (ii) 50% of Consolidated Net Income (but only if a positive number) calculated on a cumulative basis for the entire period from December 31, 1997 to and including the date of making a Restricted Payment); plus (iii) the net proceeds from the sale or issuance after the First Closing Date (and other than to the Company or a Subsidiary) of the Company's capital stock; and

                  (b) no Default or Event of Default would exist.

The Company will not declare any dividend which constitutes a Restricted Payment payable more than 60 days after the date of its date of declaration.

10.8.    SALE OF ASSETS.

                  The Company shall not, and shall not permit its Subsidiaries to, sell, lease, transfer or otherwise dispose of any assets (a "Disposition") during any single fiscal year, other than in the ordinary course of business if
(i) the aggregate book value of assets associated with Dispositions made in any fiscal year would exceed 10% of Consolidated Net Worth determined as of the end of the immediately preceding fiscal quarter, or (ii) the aggregate net proceeds of all such Dispositions made after the First Closing Date would exceed 25% of Consolidated Net Assets, and PROVIDED that, immediately after the consummation of the Disposition and after giving effect thereto, (A) no Default or Event of Default would exist and (B) the Company would be permitted to incur at least $1.00 of additional Debt pursuant to Section 10.4(a); PROVIDED, further however, that any Disposition is permitted without compliance with clauses (i) and (ii) of this Section 10.8 if the proceeds therefrom are used within 12 months to (B) acquire assets related to the Company's business of comparable value or (C) reduce Senior Debt (on a pro rata basis among holders of Senior Debt), subject, as to the Notes, to the prepayment requirements and at the price set forth in
Section 8.2; provided, however, that any holder of Notes may, in its sole discretion, decline to have its Notes so prepaid.

10.9.    RESTRICTED INVESTMENTS.

                  The Company shall not, and shall not permit any Subsidiary to make any Investments which are Restricted Investments.

10.10.   NATURE OF BUSINESS.

                  The Company shall not, and shall not permit any Subsidiary to, engage in any business if, as a result thereof, (a) less than 95% of the assets of the Company and its Subsidiaries, taken as a whole, would be used in, and (b) less than 95% of the assets of the Company and its Subsidiaries, taken as a whole, would be derived from, the production and sale of chickens and their by-products or the raw materials used in connection with the production and sale of chickens including, but not limited to, animal feed.

10.11.   PARI PASSU POSITION.

                  The Company agrees that it will not grant or provide, and at no time will it allow to exist, be created or granted, any Guaranties by Subsidiaries for the benefit of, any of the bank lenders or other senior lenders to the Company or its Subsidiaries, unless in the case of the giving of any Guaranties by Subsidiaries, the Noteholders shall simultaneously be provided with such Guaranties.

10.12.   INTERCREDITOR AGREEMENT.

                  The Company shall not permit any Subsidiary to issue a Guaranty (other than a Note Guaranty issued to the Noteholders) to any Person in connection with the incurrence of Debt by the Company or another Subsidiary without requiring that the beneficiary of such Guaranty execute the Intercreditor Agreement at the time of the issuance of such Guaranty.

11.      EVENTS OF DEFAULT.

                  An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) the Company defaults in the payment of any principal, Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                  (b) the Company defaults in the payment of any interest on any Note or the Termination Fee for more than five Business Days after the same becomes due and payable; or

                  (c) the Company or any Subsidiary defaults in the performance of or compliance with any term contained in Sections 10.1 through 10.12 and
Section 9.6; or

                  (d) the Company or any Subsidiary defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section
11); or

                  (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or by a Note Guarantor or any officer of a Note Guarantor in the Note Guaranty or in any writing furnished by the Company or any Note Guaranty in connection with the transactions contemplated hereby or in the Note Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

                  (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $3,500,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount of at least $3,500,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $3,500,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Debt; or

                  (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief, reorganization, judicial management or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                  (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

                  (i) a final judgment or judgments for the payment of money aggregating in excess of $3,500,000 (U.S. Dollars) or the equivalent thereof in another currency are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                  (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

                  (k) any Note Guarantor defaults in the performance of or compliance with any term of the Note Guaranty; or

                  (l) (i) the Note Guaranty ceases to be in full force and effect for any reason whatsoever, including, without limitation, determination by any Governmental Authority or court of any jurisdiction that the Guaranty is invalid, void or unenforceable or (ii) a Note Guarantor shall deny or disclaim in writing the validity or enforceability of the Note Guaranty.

As used in Section 11(j), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC

12.1.    ACCELERATION.

                  (a) If an Event of Default with respect to the Company described in paragraph (h) of Section 11 has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                  (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                  (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

                  Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law) and (z) if applicable, the Termination Fee, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.    OTHER REMEDIES.

                  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3.    RESCISSION.

                  At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal or Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, all interest on such overdue principal Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, and, if applicable, the Termination Fee, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the

Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.    NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

                  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note or by the Note Guaranty upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.    REGISTRATION OF NOTES.

                  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.    TRANSFER AND EXCHANGE OF NOTES.

                  Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000 (U. S. Dollars), PROVIDED that (i) Notes issued on the First or Second Closing Dates in denominations of less than $500,000 may be subsequently transferred in such lesser denominations and (ii) if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000 (U. S. Dollars). Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3.    REPLACEMENT OF NOTES.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                  (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (PROVIDED that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 (U. S. Dollars), such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

14.1.    PLACE OF PAYMENT.

                  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made at the address of the Purchasers set forth in Schedule A hereto. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction, provided however, that such place of payment is in the United States of America.

14.2.    HOME OFFICE PAYMENT.

                  So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.      EXPENSES, ETC.

15.1.    TRANSACTION EXPENSES.

                  Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys' fees of a special counsel and Costa Rican or other counsel) incurred by you and each other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes, the Note Guaranty or the Intercreditor Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Note Guaranty or the Intercreditor Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Note Guaranty or the Intercreditor Agreement, or by reason of being a holder of any Note, and (b) the reasonable costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes, the Note Guaranty or the Intercreditor Agreement, and (c) all costs and expenses incurred in connection with the registration by the Purchaser with the Costa Rican Central Bank for the purposes stated in Section 59, Paragraph 7 of the Costa Rican Income Tax Law (Ley de Impuesto Sobre la Renta No. 7092), as amended, and the appropriate resolutions of the Direccion General de la Tributacion Directa del Ministerio de Hacienda de Costa Rica. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.    INDEMNIFICATION BY THE COMPANY

                  The Company shall defend and indemnify the Noteholders (and their officers, directors and employees) and hold the Noteholders (and their officers, directors and employees) wholly harmless from and against any and all losses, liabilities, damages, costs (including, without limitation, court costs and costs of appeal in any U.S. or foreign jurisdiction) and expenses whatsoever (including, without limitation, attorneys' fees and expenses) that the Noteholders (and their officers, directors and employees) incur as a result of
(a) the Noteholders' (and their officers, directors and employees) registration with the Costa Rican Central Bank referred to in Section 15.1 herein or (b) the method of payment of interest or Make-Whole Amount by the Company or any Subsidiary hereunder or (iii) any tax consequences to the Company or any Subsidiary deriving from such registration or payments of interest or Make-Whole Amount.

15.3.    SURVIVAL.

                  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes or the Note Guaranty or the Intercreditor Agreement, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

                  All representations and warranties contained herein and in the Note Guaranty shall survive the execution and delivery of this Agreement, the Notes and the Note Guaranty, the purchase or transfer by you of any Note or portion thereof or interest therein and the partial payment of the Notes, and may be relied upon as true and correct as of the date hereof by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the Note Guaranty embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. Notwithstanding the foregoing, except as otherwise expressly set forth herein, all such representations, warranties and statements are made only as of the date hereof and as of the each Closing Date and at no time subsequent thereto.

17.      AMENDMENT AND WAIVER.

17.1.    REQUIREMENTS.

                  This Agreement, the Notes and the Note Guaranty may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount or Rating Make Whole Amount on, the Notes,
(ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2.    SOLICITATION OF HOLDERS OF NOTES.

                  (a) SOLICITATION. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with reasonable information (which shall include, but not be limited to, information necessary to make covenant compliance calculations), not less than five Business Days in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or of the Note Guaranty. The Company will pay all reasonable attorney fees and expenses incurred by each holder of the Notes in connection with the review, evaluation and documentation of any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or of the Note Guaranty. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                  (b) PAYMENT. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof or of the Note Guaranty unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.    BINDING EFFECT, ETC.

                  Any amendment or waiver consented to as provided in this
Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.    NOTES HELD BY COMPANY, ETC.

                  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Subsidiaries or Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

                  All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                  (iii) if to the Company, to the attention of Calixto Chaves or Jorge M.L. Quesada, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS.

                  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at each Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

                  For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means any of the financial statements or other financial information that has been or may in the future be delivered to you by the Company or any other information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, PROVIDED that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, PROVIDED that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates, (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),
(vi) any federal or state regulatory authority having jurisdiction over you,
(vii) the National Association of Insurance

Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio, or
(viii) any other Person to which such delivery or disclosure may, in the opinion of your counsel, be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

                  You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      INCREASED COSTS; TAXES; INDEMNIFICATION

22.1.    TAX INDEMNIFICATION.

                  (a) The Company agrees that in the event any payments made by the Company or any Subsidiary or other Person hereunder or under the Notes or by any Note Guarantor under the Note Guaranty to any holder of a Note are subject to any income, stamp or other taxes, levies, imposts, duties, charges, fees, set-offs, deductions, withholdings, restrictions or conditions of whatever nature, now or hereafter imposed, levied, collected, withheld or assessed by or within Costa Rica or any political subdivision, taxing or other governmental authority thereof or therein or by the government of any other country or jurisdiction or any authority therein or thereof (other than the United States) from or through which payment is made or deemed to be made (such taxes are collectively referred to as "Taxes"), then amounts payable hereunder shall be increased to such amount as is necessary so that the holder of any Note shall receive net after Taxes (whether withheld from amounts due the holder or assessed against the holder), the sum of (i) the same amount that it would have received had no Taxes applied and (ii) any Taxes imposed on the amounts by which the payments hereunder are increased. The Company shall pay (or if the Company shall fail to pay, the Note Guarantor shall pay) all Taxes at the time and in the manner prescribed by applicable law. If the Company or any Subsidiary fails to withhold any Taxes as required by applicable law and if such amounts are assessed against the holder of a Note, the Company shall (or the Note Guarantor shall, if the Company fails) also indemnify the holder of a Note for any interest and penalties assessed against such holder. The Company shall furnish to each holder of a Note a receipt of Tax withheld at the time and in the manner prescribed by applicable law; provided, however, that in the event neither time nor manner is prescribed by applicable law, then the Company shall furnish such information within five (5) Business Days after such information is received by the Company.

                  (b) Payment under the indemnification described in this
Section 22.1 shall be made (i) in the case of any Taxes which the Company or a Subsidiary is required to withhold or deduct from any payment hereunder or under the Note Guaranty, by increasing the payment as may be necessary so that after all such Taxes (including Taxes required in respect of the amount by which the payment is increased) the holders of the Notes shall receive such amounts as they would have received had no such Taxes been required to be withheld, deducted, collected or assessed; and (ii) in any other case, within 30 days from the date any holder entitled to the benefit of such indemnity makes written demand therefor. A certificate as to the amount required to be indemnified hereunder and the calculation thereof (if determinable), submitted to the Company by such holder shall be conclusive and binding for all purposes, absent manifest error and subject to the final determination of any amounts in respect thereof as a result of a decision of the competent taxing authority and courts of appeal therefrom.

                  (c) Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in this Section 22.1 shall survive the payment in full or principal of and the interest on the Notes and all other amounts payable to the holders or any of them hereunder or under or in respect of the Notes.

22.2.    CURRENCY AND JUDGMENT CURRENCY.

         The Company agrees to indemnify the Noteholders (or if the Company fails to so indemnify, the Note Guarantor shall indemnify) against any loss incurred by such holder as a result of any judgment or order being given or made against the Company or any Subsidiary for any judgment or order being expressed and paid in a currency other than United States Dollars in the manner set forth below in (a), (b) and (c):

                  (a) All payments to be made by the Company or any of its Subsidiaries pursuant to the Agreement, the Notes, or the Guaranty, including but not limited to principal, interest, and Make-Whole Amounts, shall be in immediately available funds in United States dollars, the currency of legal tender in the United States of America

                  (b) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder to the holder of a Note in one currency into another currency, the Company and each holder agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures such holder could purchase the first currency with such other currency in the city which is the principal financial center of the country of issue of the first currency on the day on which final judgment is given.

                  (c) The obligation of the Company in respect of any sum payable by it to the holder of a Note shall, notwithstanding any judgment in a currency (the "judgment currency") other than that in which such sum is denominated in accordance with the applicable provisions herein (the "Note currency") be discharged only to the extent that on the Business Day following receipt by such holder of the Note of any sum adjudged to be so due in the judgment currency, such holder of the Note may in accordance with normal banking procedures purchase the Note currency with the judgment currency. If the amount of the Note currency so purchased is less than the sum originally due to the holder of the Note in the Note currency (determined in the manner set forth in the preceding paragraph), the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the holder of the Note against such loss.

23.      MISCELLANEOUS.

23.1.    SUCCESSORS AND ASSIGNS.

                  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

23.2.    PAYMENTS DUE ON NON-BUSINESS DAYS.

                  Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

23.3.    SEVERABILITY.

                  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

23.4.    CONSTRUCTION.

                  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

23.5.    COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

23.6.    LAW GOVERNING; CONSENT TO JURISDICTION.

                  This Agreement shall be governed by and construed in accordance with the laws of Florida. No provision of this Agreement may be waived, changed or modified, or the discharge thereof acknowledged, orally, except by an agreement in writing signed by the party against whom the enforcement of any waiver, change, modification or discharge is sought. THE COMPANY IRREVOCABLY AGREES THAT, SUBJECT TO THE NOTEHOLDER'S SOLE AND ABSOLUTE CONSENT TO A CONTRARY JURISDICTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT OR THE NOTES SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN THE COUNTY OF DADE, STATE OF FLORIDA. THE COMPANY AND THE NOTEHOLDERS HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE AGREEMENT, THE NOTES, THE NOTE GUARANTY, THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE NOTEHOLDERS AND THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. THE COMPANY HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY, COUNTY AND STATE. THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST THE COMPANY BY THE NOTEHOLDERS IN ACCORDANCE WITH THIS PARAGRAPH.

23.7.    SERVICE OF PROCESS.

                  The Company, for the benefit of the holders from time to time of the Notes, hereby irrevocably appoints CT Corporation Systems, Inc., Plantation, Florida as the authorized agent of the Company upon whom process may be served in any suit or proceeding instituted in any state of federal court in Florida arising out of or based upon this Agreement. The Company agrees that service of process as aforementioned shall be deemed in every respect effective service of process on the Company in any such suit or proceeding and that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the holders of the Notes to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or bring actions, suits or proceedings against the Company in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Company agrees to take any and all action, including the execution and filing of all such documents and instruments, as may be necessary to effect and continue the appointment by the Company of said agent in full force and effect so long as any of the Notes shall be outstanding.

23.8.    KNOWLEDGE.

                  As used herein, "knowledge of the Company," "to the Company's knowledge," "to the best of Company's knowledge" and all other similar words and phrases mean the actual knowledge of any Responsible Officer.

23.9.    CURRENCY.

                  All references to "U. S. Dollars" or the sign "$" shall denote the lawful currency of the United States of America.

23.10.   FEDERAL.

                  All references to "federal" shall refer to the United States of America or to Costa Rica or to both of such countries as the context may require or permit.

                                    * * * * *

                  If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                   Very truly yours,

                                   COSTA RICA INTERNATIONAL, INC.

                                   By:  /s/ Calixto Chaves
                                   Its:  President

The foregoing is hereby agreed to as of the date hereof.

PACIFIC LIFE INSURANCE COMPANY

By:  /s/ Ronn Cornelius
Its:  Assistant Vice President

By:  /s/ Diane W. Dales
Its:  Assistant Secretary

PACIFIC LIFE INSURANCE COMPANY, as agent for Pacific Life CBO 1998-1 LTD.

By:  /s/ Ronn Cornelius
Its:  Assistant Vice President

By:  /s/ Diane W. Dales
Its:  Assistant Secretary

PM GROUP LIFE INSURANCE COMPANY

By:  /s/ Peter S. Fiek
Its:  Vice President

By: /s/ Diane W. Dales
Its:  Assistant Secretary

                                                                SCHEDULE A-1

                       INFORMATION RELATING TO PURCHASERS

                                                       PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                         NOTES TO BE PURCHASED
-----------------------------                         ---------------------
Pacific Life Insurance Company,                       $5,000,000 (Series A)
as agent for Pacific Life CBO 1998-1 Ltd
700 Newport Center Drive
Newport Beach, California  92660-6397
Attention:        Securities Administration

THE NOTE SHOULD BE REGISTERED IN THE NOMINEE NAME OF:  LINCHMEN & CO.

WIRE INSTRUCTIONS

         State Street Bank and Trust company
         ABA #011-00-0028
         Corporate Trust Department
         DDA A/C #99039422
         Ref:  EW1200

PHYSICAL SETTLEMENTS

NEW YORK DELIVERY

         Chase Manhattan Bank
         a/c State Street Bank & Trust Co.
         4 New York Plaza
         Ground Floor/Receive Window
         New York, New York  10004
         Attention:        Mike Jones
         Telephone:        212-623-1023
         Reference:        Pacific Life CBO1998-1 Ltd.

General Tax ID #04-3126900

                                                                 SCHEDULE A-2

                       INFORMATION RELATING TO PURCHASERS

                                                 PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                    NOTES TO BE PURCHASED
-----------------------------                    ---------------------
Pacific Life Insurance Company                (1) $1,000,000 (Series A)
700 Newport Center Drive                      (2) $1,000,000 (Series A)
Newport Beach, California  92660-6397         (3) $  800,000 (Series A)
Attention:        Securities Administration   (4) $4,000,000 (Series B)
                                              (5) $4,000,000 (Series B)
                                              (6) $3,200,000 (Series B)

ALL THE NOTES SHOULD BE REGISTERED IN THE NOMINEE NAME OF:  ATWELL & CO.

        For Physical Delivery of Certificates:

                  The Chase Manhattan Bank
                  4 New York Plaza
                  11th Floor Window
                  New York, NY  10004
                  Attn:  Dave Calderon
                  212/623-8122/8199
                  A/C Name:  Pacific Life General Acct
                  A/C #89930705

         For Payment of Principal and Interest:

                  BBK=Chase Manhattan Bank/SSTO
                  ABA #0210-0002-1
                  A/C 900-9-002206
                  A/C Name:  Pacific Life General Account
                  Sub A/C Number:  47363300
                  Re:  [Security Description]
                  PPN:     221595 A* 2 (Series A)
                           221595 A@ 0 (Series B)

         All notices of payments and written confirmations of such wire transfers:

                  The Chase Manhattan Bank
                  P.O. Box 456
                  Wall Street Station
                  New York, NY  10005

         All other communications to the addressed listed above.

General Tax ID #:  95-1079000

                                                                 SCHEDULE A-3

                       INFORMATION RELATING TO PURCHASERS

                                                 PRINCIPAL AMOUNT OF
NAME AND ADDRESS OF PURCHASER                   NOTES TO BE PURCHASED
-----------------------------                   ---------------------
PM Group Life Insurance Company,               (1) $200,000 (Series A)
700 Newport Center Drive                       (2) $800,000 (Series B)
Newport Beach, California  92660-6397
Attention:        Securities Administration

ALL THE NOTES SHOULD BE REGISTERED IN THE NOMINEE NAME OF:  ATWELL & CO.

        For Physical Delivery of Certificates:

                  The Chase Manhattan Bank
                  4 New York Plaza
                  11th Floor Window
                  New York, NY  10004
                  Attn:  Dave Calderon
                  212/623-8122/8199
                  A/C Name:  PM Group
                  A/C #89930753

         For Payment of Principal and Interest:

                  BBK=Chase Manhattan Bank/SSTO
                  ABA #0210-0002-1
                  A/C 900-9-002206
                  A/C Name:  PM Group
                  Sub A/C Number:  47363300
                  Re:  [Security Description]
                  PPN:     221595 A* 2 (Series A)
                           221595 A@ 0 (Series B)

         All notices of payments and written confirmations of such wire transfers:

                  The Chase Manhattan Bank
                  P.O. Box 456
                  Wall Street Station
                  New York, NY  10005

         All other communications to:

                  Pacific Life Insurance Company
                  Attn:  Securities Administration
                  700 Newport Center Drive
                  Newport Beach, CA  92660-6397

General Tax ID #:  95-3769814

                                                                   SCHEDULE B

                                  DEFINED TERMS

                  As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

                  "AFFILIATE" means any other Person (other than a Subsidiary)
(i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is in common control with, the Company; (ii) which beneficially owns or holds 5% or more of the Voting Stock of the Company; or
(iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "AGREEMENT" is defined in Section 17.3.

                  "ANGUI" means Comercial Angui, S.A., a corporation organized under the laws of Costa Rica.

                  "AS DE OROS" means Corporacion As de Oros, S.A., a corporation organized under the laws of Costa Rica.

                  "AS DE OROS ACQUISITION" means the acquisition by the Company of 51% of the Voting Stock of As de Oros, S.A., a corporation organized under the laws of Costa Rica. This Acquisition will be consummated for purposes of Sections 4.13 and 8.1(a) at such time as title to 51% of the Voting Stock of As de Oros, S.A. (which stock will not be encumbered by any Liens) has been conveyed directly (and not through any holding company or otherwise) to the Company.

                  "BASE FIGURE" shall have the meaning assigned to such term in
Section 10.3 hereof.

                  "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York are required or authorized to be closed.

                  "CAPITALIZED LEASE" means any lease the obligation for Rentals with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

                  "CAPITALIZED RENTALS" means as of the date of any determination thereof the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

                  "CHANGE IN CONTROL" means, (a) with respect to the Company, a failure by the Company to maintain more than a 50% ownership of the Voting Stock of Corporacion Pipasa or failure by the Company to maintain more than a 50% ownership of the Voting Stock of As de Oros following the As de Oros Acquisition or (b) failure by Calixto Chaves and/or the Chaves Family to maintain at least a 30% ownership of the Voting Stock of Corporacion Pipasa, S.A., directly, or indirectly, through the holding company La Ribera, a corporation organized and existing under the laws of Costa Rica.

                  "CHAVES FAMILY" means (a) any Person who is a lineal ascendant or descendent or a relative or in-law, even in the third degree, of Calixto Chaves or (b) the spouse, children or grandchildren or grandchildren of such Person described in clause (a) or (c) the holding company Inversiones La Ribera, S.A., a corporation organized and existing in accordance with the laws of Costa Rica, with an indemnification card number of 3-101-17556 provided that such holding companies shall only constitute Chaves Family members pursuant to this definition if Calixto Chaves or members of the Chaves Family described in clauses (a) or (b) hereof own in more than 50% of the Voting Stock of Inversiones La Ribera, S.A. A schedule (i) showing Persons which currently are included in the definition of Chaves Family and (ii) indicating the percentage ownership of the Voting Stock of Inversiones La Ribera, S.A. held by Chaves Family members pursuant to clauses (a) and (b) of this definition is set forth as Schedule B-1.

                  "CLOSING" is defined in Section 3.

                  "CLOSING DATE" means the date of the Closing.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                  "COMPANY" means Costa Rica International, Inc., a Nevada corporation.

                  "CONSOLIDATED CURRENT DEBT" means all Current Debt of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED EBITDA" means, for a period ending at the last day of any fiscal quarter, the sum of: (a) Consolidated Net Income for such period, plus (b) to the extent deducted in determining Consolidated Net Income, consolidated interest expense, consolidated depreciation expense, consolidated amortization expense, minority interests and U.S. Federal, state and foreign income taxes of the Company and its Subsidiaries, on a consolidated basis, all as determined in accordance with GAAP.

                  "CONSOLIDATED FUNDED DEBT" means all Funded Debt of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED INTEREST CHARGES" of the Company and its Subsidiaries with respect to any Debt thereof (including, without limitation, Capitalized Rentals) for any period means all interest charges and all amortization of debt discount and expense on any particular Debt (including, without limitation, payment-in-kind, zero coupon and other like securities) for which such calculations are being made.

                  "CONSOLIDATED INTEREST COVERAGE RATIO" means, for the Company and its Subsidiaries, the ratio of (a) Consolidated EBITDA for the four fiscal quarters immediately preceding the determination date, to (b) Consolidated Interest Charges for the four fiscal quarters (including interest with respect to Capitalized Lease obligations and exclusive of deferred financing fees), in accordance with GAAP.

                  "CONSOLIDATED NET INCOME" means consolidated net income and net losses of the Company and its Subsidiaries, determined in accordance with GAAP, after excluding the sum of (i) any net loss or any undistributed net income of any Person in which the Company has an ownership interest other than a Subsidiary; (ii) any net loss or any undistributed net income of any Subsidiary prior to the date it becomes a Subsidiary; (iii) any gain or loss (net of tax effect) resulting from the sale of any capital assets by the Company or Subsidiary other than in the ordinary course of business; (iv) extraordinary, unusual, or nonrecurring gains or losses; (v) gains resulting from the write-up of assets; (vi) any earnings of any Subsidiary legally unavailable for payment to the Company; and (vii) proceeds of any life insurance policy.

                  "CONSOLIDATED NET WORTH" of any Person means shareholder's equity of such Person as set forth in the Company's consolidated balance sheet, determined in accordance with GAAP.

                  "CONSOLIDATED TOTAL ASSETS" means the total assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED TOTAL CAPITALIZATION" means as of the date of any determination thereof the sum of (a) Consolidated Net Worth and (b) Consolidated Total Debt

                  "CONSOLIDATED TOTAL DEBT" means Consolidated Funded Debt plus Consolidated Current Debt.

                  "CONTROL EVENT" means:

                           (a) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control,

                           (b) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or

                           (c) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of each Closing) to the holders of the common stock of the Company, which offer, if accepted by the requisite number of holders, would result in a Change in Control.

                  "CORPORACION PIPASA" means Corporacion Pipasa, S.A., a corporation organized under the laws of Costa Rica.

                  "CURRENT DEBT" of any Person means as of the date of any determination thereof (a) all Debt of such Person other than Funded Debt of such Person and (b) Guaranties by such Person of all Debt other than Funded Debt of others.

                  "DEBT" of any Person means, at any time, without duplication,
(i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (iii) Capitalized Rentals, (iv) all reimbursement or payment obligations with respect to letters of credit, (v) all liabilities for borrowed money secured by a Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities), and (vi) any Guaranty, letter of credit or endorsement of such Person (other than of notes, bills and checks presented to banks in the ordinary course of business), in each case to support Debt of other Persons (but only in the amount of any such Debt actually outstanding).

                  "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                  "DEFAULT RATE" means 15%.

                  "DISPOSITION" is defined in Section 10.8.

                  "DISTRIBUTION" means, in respect of any Person: (i) dividends either in cash or property or other distributions on shares of capital stock or other equity interest of such Person (except distributions made payable solely in such stock or other equity interest); and (ii) the redemption, retirement or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange of such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale or such stock or other equity interests.

                  "ENVIRONMENTAL LAW" means all provisions of laws, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by any Governmental Authority concerning the protection of, or regulation of the discharge of substances into, the environment or concerning the health or safety of persons and animals; or the health or safety of consumers purchasing products manufactured, processed or distributed by the Company and its Subsidiaries, with respect to environmental hazards, in the United States or Costa Rica (including, without limitation, the Ministries of Agriculture, Health and Environment and Energy) and includes, without limitation, the Hazardous Materials Transportation Act, U.S.C. s1801 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss9601 et seq., the Solid Waste Disposal Act as amended by the Resource Conservation and Recovery Act of 1976 and the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. ss6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. ss1251 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. ss7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. ss2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C., s7401 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss11001 et seq., the National Environmental Policy Act of 1975, 42 U.S.C. ss4321 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. ss300(f) et seq., and any similar or implementing state law, and all amendments, rules and regulations promulgated thereunder.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

                  "EVENT OF DEFAULT" is defined in Section 11.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FIRST CLOSING" is defined in Section 3.

                  "FIRST CLOSING DATE" means the date of the First Closing.

                  "FOREIGN PLAN" means any employee benefit plan of the Company or any Subsidiary governed by the laws of a jurisdiction other than the United States of America.

                  "FUNDED DEBT" means all Debt having a final maturity of more than one year, including current maturities thereof.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                  "GOVERNMENTAL AUTHORITY" means

                  (a)      the government of

                           (i) the United States of America or any State or
                  other political subdivision thereof, or

                           (ii) Costa Rica or any other political subdivision
                  thereof, or

                           (iii) any jurisdiction in which the Company or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

                  "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any debt, dividend or other repayment obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                  (a) to purchase such debt or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such debt or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such debt or obligation of the ability of any other Person to make payment of the debt or obligation; or

                  (d) otherwise to assure the owner of such debt or obligation against loss in respect thereof.

In any computation of the debt or other liabilities of the obligor under any Guaranty, the debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

                  "HAZARDOUS SUBSTANCE" means any hazardous or toxic material, substance or waste, pollutant or contaminant which is regulated under any statute, law, ordinance, rule or regulation of any U.S. or Costa Rican local, state, regional or federal authority having jurisdiction over the property of the Company and its Subsidiaries or its use, including but not limited to any material, substance or waste which is: (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. ss.1317), as amended; (b) regulated as a hazardous waste under Section 1004 or Section 3001 of the Federal Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. ss.6901 et seq.), as amended; (c) defined as a hazardous substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss.9601 et seq.), as amended, or (d) defined or regulated as a hazardous substance or hazardous waste under any rules or regulations promulgated under any of the foregoing statutes.

                  "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

                  "INFORMATION" is defined in Section 5.3.

                  "INSTITUTIONAL INVESTOR" means (A) any original purchaser of a Note and (B) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form that qualifies as an "Accredited Investor" within the meaning of Rule 501 promulgated under the Securities Act.

                  "INTERCREDITOR AGREEMENT" means that Intercreditor Agreement between the holders of the Notes and bank and other senior lenders the Debt of which is Guarantied by Subsidiaries substantially in the form attached as Exhibit C.

                  "INTEREST COVERAGE RATIO" means as of the date of any determination the ratio of Consolidated EBIDTA to Consolidated Interest.

                  "INVESTMENTS" means all investments made, in cash or by delivery of property, directly or indirectly in any Person whether by acquisition of shares of capital stock, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise, but excluding routine investments in property to be used in the ordinary course of business.

                  "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                  "MAKE-WHOLE AMOUNT" is defined in Section 8.7.

                  "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(A) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (B) the ability of the Company to perform its obligations under this

Agreement and the Notes, (C) the ability of the Note Guarantors to perform their respective obligations under the Note Guaranty or (D) the validity or enforceability of this Agreement, the Notes or the Note Guaranty.

                  "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                  "NAIC ANNUAL STATEMENT" is defined in Section 6.2(g).

                  "NOTE GUARANTOR(S)" means each of Corporacion Pipasa, As de Oros (at such time as it becomes a Subsidiary) and each Subsidiary which is required to issue a Guaranty pursuant to Section 9.6.

                  "NOTE GUARANTY" means the Guaranty substantially in the form attached as Exhibit 1-C hereto executed by each Note Guarantor.

                  "NOTEHOLDER" shall have the same meaning as "holder."

                  "NOTES" is defined in Section 1.

                  "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

                  "PERMITTED SUBSIDIARY GUARANTIES" means those Guaranties delivered by any Note Guarantor which guaranty Debt of the Company the beneficiaries of which are or become a party to, and thereby agree to undertake and perform the duties, rights and obligations of a party under the Intercreditor Agreement.

                  "PERSON" means an individual, partnership, corporation, limited liability company, joint venture, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

                  "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

                  "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

                  "RENTALS" means and includes as of the date of any determination thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by the Company or a Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by the Company or a Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "PERCENTAGE LEASES" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

                  "REQUIRED HOLDERS" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

                  "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

                  "RESTRICTED PAYMENTS" means any Distribution in respect of the Company or any Subsidiary including, without limitation, any Distribution resulting in the acquisition by the company of securities which would constitute treasury stock.

                  "RESTRICTED INVESTMENTS" means all investments except (i) property used by the Company or any Subsidiary in the ordinary course of business; (ii) assets arising from the sale of goods and services by the Company or any Subsidiary in the ordinary course of business; (iii) Investments in, and advances to, Subsidiaries, or Investment in any corporation, which after giving effect to such Investment, will become a Subsidiary (in each case whether by contributions to capital, loans, advances, or guarantees); (iv) Investments in securities maturing within three years, guaranteed by the full faith and credit of the United States of America or an agency thereof; (v) Investments in municipal securities issued by governmental entities located in the United States, maturing within three years, which are rated in one of the top two rating classifications by at least one nationally recognized U.S. rating agency;
(iv) Investments in commercial paper unless rated at least "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, and maturing within 270 days; (vii) certificates of deposit, Eurodollar deposits or banker's acceptances issued by a bank or trust company domiciled in the United States and rated in one of the top two rating classifications by at least one nationally recognized U.S. rating agency; (viii) Investments in money market instrument funds registered under the Securities Act and classified as current assets in accordance with GAAP; (ix) any short-term asset management account (or demand note option), comprised of investments rated at least "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, and which is administered by (or under the custody of), a registered securities broker, a bank or a trust company located in the United States; (x) Debt instruments issued by the Ministry of

Finance of Costa Rica, the Central Bank of Costa Rica, or direct investments in instruments issued by any of the state-owned banks of Costa Rica (currently, but not limited to, Banco Nacional de Costa Rica, Banco de Costa Rica and Banco Credito Agricola de Cartago) (the "PUBLIC SECTOR"); (xi) Debt or equity investments in instruments having a rating, by a recognized Costa Rican rating agency, of "AA" and issued by Persons listed on any of the two existing stock exchanges in Costa Rica; (xii) Investments in funds, mutual or not, or pool of funds or portfolios of temporary investments (typically on-demand investments), such funds or pool of funds to be backed by negotiable instruments issued by the Public Sector (as defined above in clause (x)); or (xiii) other Investments existing at the First Closing and set forth in Schedule B-1 hereto.

                  "SECOND CLOSING" is defined in Section 3.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

                  "SENIOR DEBT" means any Debt of the Company or its Subsidiaries that is at least pari passu with the Notes.

                  "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

                  "STOCK PURCHASE AGREEMENT" is defined in Section 4.12.

                  "SUBSIDIARY" means a corporation with respect to which more than 50% of the Voting Stock (other than stock having such power only by reason of the happening of a contingency) is at the time owned by the Company or by one or more Subsidiaries of the Company.

                  "TERMINATION FEE" is defined in Section 2(b).

                  "TOTAL DEBT" means Funded Debt plus Current Debt of the Company and its Subsidiaries.

                  "VOTING STOCK" means securities of any class or classes, the holders of which are (a) entitled to participate in all ordinary and extraordinary shareholders meetings and vote therein without any restriction, in connection with any corporate matter including the election of a majority of the corporate directors (or Persons performing similar functions) and (b) entitled to participate in all ordinary and/or extraordinary shareholders meetings.

                  "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares), voting interests and any debt of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                                                  SCHEDULE 4.9

                         CHANGES IN CORPORATE STRUCTURE


1. On or about January 22, 1998, the Company expects to enter into a stock purchase agreement with Comercial Angui, S.A. ("Angui") to purchase 51% of the voting stock ("Acquisition") of Corporacion As de Oros, S.A. ("As de Oros"). As de Oros is a wholly-owned subsidiary of Angui. The Acquisition is expected to be consummated on or about April 30, 1998. After consummation of the Acquisition, the remaining 49% of the voting stock of As de Oros will remain in the control of Angui.

                                                                    SCHEDULE 5.3

                                   DISCLOSURE

         None.


                                                                                                SCHEDULE 5.4

                         SUBSIDIARIES OF THE COMPANY AND
                         OWNERSHIP OF SUBSIDIARY STOCKS

------------------------------------------------------------------------------------------------------------
         CORPORATION'S NAME           JURISDICTION OF INCORPORATION      % OF OWNERSHIP
------------------------------------------------------------------------------------------------------------
CORPORACION PIPASA, S.A. ("PIPASA")           COSTA RICA                      59.56%

CORPORACION AS DE OROS, S.A. ("OROS")         COSTA RICA                 51% voting stock
                                                                         (to be acquired)
------------------------------------------------------------------------------------------------------------

                            AFFILIATES OF OROS OTHER
                              THAN THE SUBSIDIARIES
                              ---------------------

                              RESTAURANTES AS, S.A.

                             RESTAURANTES AMADO, S.A.

------------------------------------------------------------------------------------------------------------------
                                                 DIRECTORS:
                                                 ----------
    PIPASA                                                                  OROS
------------------------------------------------------------------------------------------------------------------
Calixto Chaves Z.                      President                   Antonio Echeverria               President
Jorge Ml. Quesada Ch.                  General Vice President      Carlos Zamora V.                 Vice President
Jose Zamora V.                         Treasurer                   Miguel A. Campos S.              Secretary
Teresa Chaves Z.                       Secretary                   Renato Morera C.                 Treasurer
Francisco Vargas P.                    Director                    Danilo Chaverri                  Director
Jorge Monge Aguero                     Director
Oscar Barahona S.                      Comptroler                  Juan Fco. Antillon F.            Comptroller
------------------------------------------------------------------------------------------------------------------

                                                                    SCHEDULE 5.5

                              FINANCIAL STATEMENTS

         ATTACHED HERETO AND MADE A PART HEREOF.

                                                                    SCHEDULE 5.8

                                   LITIGATION

         None.

                                                                   SCHEDULE 5.11

                             LICENSES, PERMITS, ETC.

         None.

                                                                   SCHEDULE 5.14

                                 USE OF PROCEEDS

The Notes will be used for the following purposes:

         (i)      a loan from the Company to the Guarantor for approximately
                  US $8 million to refinance all existing debt of the Guarantor for general corporate purposes; and

         (ii) a loan from the Company to As de Oros, S.A. ("As de Oros") for approximately US $12 million to refinance all existing debt of As de Oros for general corporate purposes (assuming at least 51% of the Voting Stock of As de Oros is acquired by the Company).


                                                                                                  SCHEDULE 5.15

                                  EXISTING DEBT
                            CORPORACION PIPASA, S.A.

AMOUNTS NOT TO BE PAID WITH THE SERIES A NOTES.                                                   $6,222,676.99
        ---
                                                                                                 C.R. COLONES
                                                                 U.S. DOLLARS             (US$1 = (CENT)246.00)
                                                               ---------------            ---------------------
Balances Due:

Certificates of Deposit (Annex 1) (Unsecured)                     3,625,073.59                  891,768,102.31

Corporacion Alimentos El Rey (Unsecured)                            495,934.96                  122,000,000.00

Citibank - Letter of credit (Unsecured)                             279,597.04                   68,780,871.84

Southtrust Bank (Unsecured)...............................          589,441.40                  145,002,584.40

Trust for Coopemontecillos (Secured)                              1,232,630.00                  303,226,980.00
                                                               ---------------          ----------------------
TOTAL.....................................................     US$6,222,676.99          (cent)1,530,778,538.55
                                                               ===============          ======================


                                                CORPORACION PIPASA, S.A.
                               DEBT TO BE PAID WITH THE SERIES A NOTES: $4,437,595.72
                               COMMERCIAL LOANS FROM PRIVATELY-OWNED COMMERCIAL BANKS
                                                AS OF JANUARY 16, 1998

                                    LOAN       ORIGINAL     MATURITY     PRINCIPAL      INTEREST         BALANCE
             BANK                   NUMBER      AMOUNT        DATE      OUTSTANDING    OUTSTANDING        DUE        SECURED
--------------------------------- ---------   -----------   --------    -----------   ------------     -----------   -------
Commercial International Bank
  & Trust Co.                     41-301539   $525,000.00   15/04/98    $425,000.00    $4,208.65       $429,208.65     Yes
Commercial International Bank
  & Trust Co.                     41-301599     46,887.60   28/07/98    31,887.34         310.00          32,197.34    Yes
Commercial International Bank
  & Trust Co.                     41-301592    100,000.00   01/01/98    100,000.00      1,169.45        101,169.45     Yes
                                              -----------            -------------   -----------    --------------
Subtotal Commercial International
  Bank & Trust Co.
                                              $671,887.60               $556,887.34    $5,688.10       $562,575.44
                                              -----------            -------------   -----------    --------------
Citibank (Costa Rica), S.A.         20272     $250,000.00   19/03/98    $250,000.00    $1,597.22       $251,597.22      No
Citibank (Costa Rica), S.A.      8297120004    700,000.00   01/04/99    420,402.96      1,818.65        422,221.61      Yes
                                              -----------            -------------   -----------    --------------
Subtotal Citibank                             $950,000.00               $670,402.96    $3,415.87       $673,818.83
                                              -----------            -------------   -----------    --------------
Banco Elca, S.A.                   300407     $239,820.85   10/02/98    $72,562.66     $2,418.10        $74,980.76      Yes
                                              -----------            -------------   -----------    --------------
Banco Elca, S.A.                   300756       49,540.40   04/05/98     49,540.40        772.01         50,312.41      Yes
                                              -----------            -------------   -----------    --------------
Subtotal Banco Elca, S.A.                     $289,361.25              $122,103.06     $3,190.11       $125,293.17
                                              -----------            -------------   -----------    --------------
Total Loans in Dollars                      $1,911,248.80            $1,369,393.37    $12,294.08     $1,361,687.44
                                              ===========            =============   ===========    ==============


                                                    CORPORACION PIPASA, S.A.

                                     COMMERCIAL LOANS FROM PUBLIC SECTOR COMMERCIAL BANKS
                                                      AS OF JANUARY 16, 1998

                         LOAN       ORIGINAL          MATURITY          PRINCIPAL           INTEREST           BALANCE
             BANK        NUMBER      AMOUNT             DATE          OUTSTANDING         OUTSTANDING            DUE       SECURED
--------------------------------   -----------        --------        -----------        ------------        -----------   -------
Banco de Costa Rica     400341    (cent)30,000,000.00  28/06/98   (cent)5,859,587.07   (cent)74,001.88   (cent)5,933,588.95   Yes
Banco de Costa Rica     400784          10,000,000.00  13/12/00         7,397,562.85         14,949.25         7,412,512.10   Yes
Banco de Costa Rica     400103          50,000,000.00  20/05/99        18,552,599.30                           18,552,599.30  Yes
Banco de Costa Rica     400754         100,000,000.00  31/08/00        68,201,199.45                           68,201,199.45  Yes
Banco de Costa Rica     400783          20,000,000.00  13/12/00        14,524,442.80         26,620.15         14,551,070.95  Yes
Subtotal Banco
  de Costa Rica                  (cent)210,000,000.00  01/04/99 (cent)114,535,391.47  (cent)115,579.28  (cent)114,650,970.75
Banco Nacional
  de Costa Rica        301-00003   (cent)6,906,000.00  08/05/99     (cent)828,368.85                        (cent)828,368.85  Yes
Banco Nacional
  de Costa Rica       -307-00742        14,000,000.00  15/06/01         5,883,378.97        193,319.57          6,076,698.54  Yes
Subtotal Banco
  Nacional de
  Costa Rica                      (cent)20,906,000.00             (cent)6,711,747.82  (cent)193,319.57    (cent)6,905,067.39
Banco Credito Agriola
  de Cartago           -65016-8  (cent)200,000,000.00  25/04/99  (cent)93,830,385.60(cent)1,318,982.75   (cent)95,149,368.35  Yes
Subtotal Banco Credito
  Agricola de Cartago            (cent)200,000,000.00            (cent)93,830,385.60(cent)1,318,982.75   (cent)95,149,368.35

Total Loans by
  Public Sector Banks            (cent)430,906,000.00           (cent)215,077,524.89(cent)1,627,881.60  (cent)216,705,406.49
Total in U. S. Dollars                  $1,751,650.41                    $874,298.88         $6,617.40           $880,916.29
                                        =============                    ===========         =========           ===========



                                                      CORPORACION PIPASA, S.A.

                                       COMMERCIAL LOANS FROM PRIVATELY-OWNED COMMERCIAL BANKS
                                                        AS OF JANUARY 16, 1998

                               LOAN            ORIGINAL     MATURITY         PRINCIPAL           INTEREST            BALANCE
             BANK              NUMBER           AMOUNT        DATE          OUTSTANDING         OUTSTANDING             DUE
---------------------------- ---------       -----------    --------        -----------        ------------         -----------
Banco de Fomento
 Agricola ("B.F.A").........   20006   (cent)17,458,265.00  12/04/03   (cent)10,345,908.85   (cent)211,347.00  (cent)10,557,255.85
B.F.A. .....................   20007         10,450,000.00  12/04/03          6,192,721.80         126,505.40         6,319,227.20
B.F.A.......................   20008          1,948,180.05  12/04/03          1,154,507.50          23,584.40         1,178,091.90
B.F.A.......................   20009         11,643,761.05  12/04/03          6,900,186.75         140,957.55         7,041,144.30
B.F.A.......................   20010          1,926,219.40  12/04/03          1,159,329.60          23,435.45         1,182,765.05
B.F.A.......................   20011            997,999.95  12/04/03            538,088.90          10,877.65           548,966.55
B.F.A.......................   20012          2,206,857.60  12/04/03          1,307,210.30          26,425.65         1,333,635.95
B.F.A.......................   20013          3,700,000.00  12/04/03          2,192,619.35          47,582.50         2,240,201.85
B.F.A.......................   20015          1,659,716.05  12/04/03            982,675.34          20,283.25         1,002,958.59
B.F.A.......................  301451        138,000,000.00  11/06/01        117,209,343.40       2,560,036.50       119,769,379.90

   Subtotal B.F.A...........          (cent)189,900,999.10            (cent)147,982,591.79 (cent)3,191,035.35 (cent)151,173,627.14
BICSA.......................  5258-8  (cent)119,490,806.90  21/07/99   (cent)52,772,592.27   (cent)756,407.16  (cent)53,528,999.43
Subtotal BICSA..............          (cent)119,490,806.90             (cent)52,772,592.27   (cent)756,407.16  (cent)53,528,999.43
Financiera Belen            09-020-001  (cent)9,000,000.00  19/09/98    (cent)8,766,996.33   (cent)198,718.59   (cent)8,965,714.92
Subtotal Financiera Belen               (cent)9,000,000.00              (cent)8,766,996.33   (cent)198,718.59   (cent)8,965,714.92
Citibank (Costa Rica), S.A. 8297237001 (cent)70,000,000.00  23/02/98   (cent)70,000,000.00 (cent)1,252,222.22  (cent)71,252,222.22
Citibank (Costa Rica), S. A.8297238001      130,000,000.00  23/02/98        130,000,000.00       2,325,555.56       132,325,555.56
Citibank (Costa Rica), S.A. 8127336002      121,400,000.00  15/01/98        121,400,000.00       1,321,911.11       122,721,911.11
Subtotal Citibank                     (cent)321,400,000.00            (cent)321,400,000.00 (cent)4,899,688.89 (cent)326,299,688.89
Total in U.S. Dollars                        $2,600,779.70                   $2,158,220.25         $36,771.75        $2,194,991.99
                                             =============                    =============        ==========        =============


SECURE
------

  Yes
  Yes
  Yes
  Yes
  Yes
  Yes
  Yes
  Yes
  Yes
  Yes


  Yes

  No

  No
  No
  No



                                                  CORPORACION PIPASA, S.A.
                                       OUTSTANDING LETTERS OF CREDIT (CORN SHIPMENTS)
                                                    AS OF JANUARY 16, 1998

                            LETTER OF    NAME OF                 MATURITY   AMOUNT IN           AMOUNT IN      INTEREST OUTSTANDING
         BANK               CREDIT NO.    VESSEL     ISSUE DATE     DATE    U.S. DOLLARS       C.R. COLONES        IN C.R. COLONES
--------------------------  ----------   -------     ----------   -------- -------------       ------------    --------------------
Citibank (Costa Rica), S.A.   34309       Samos       05/06/97    05/03/98   $167,073.03  (cent)41,999,958.00    (cent)114,166.55
Citibank (Costa Rica), S.A.   970037       Ark        21/11/97    28/03/98    907,361.63       223,210,069.98           62,003.04
                                                                           ------------- --------------------  ------------------
   Total Citibank                                                          $1,974,134.63 (cent)264,310,918.98    (cent)176,169.59
                                                                           ------------- --------------------  ------------------
Transamerica                  15135        Agri       02/07/97    31/01/98   $181,167.12  (cent)44,690,111.52    (cent)694,922.14
                                                                           ------------- --------------------  ------------------
Transamerica                  15534       Pella       08/10/97    05/02/98    951,802.88       234,143,510.94        2,304,818.59
                                                                           ------------- --------------------  ------------------
   Total Transamerica                                                      $1,133,470.00 (cent)278,833,622.46  (cent)2,999,740.72
                                                                           ------------- --------------------  ------------------
B.F.A.                        301598   Manila Angus   28/07/97    01/05/99 $1,060,748.51 (cent)260,944,133.46  (cent)2,521,640.69
                                                                           ------------- --------------------  ------------------
      Totals                                                               $3,301,746.00 (cent)804,088,674.90  (cent)5,697,551.01
                                                                           ============= ====================  ==================

      BALANCE DUE IN       INTEREST
        C.R. COLONES          RATE
      --------------       ---------
  (cent)41,214,124.55        10.00%
       223,272,964.02        10.00%
 --------------------
 (cent)264,487,088.57        10.00%
 --------------------
  (cent)45,385,033.66        11.54%
 --------------------
       236,448,329.53        11.50%
 --------------------
 (cent)281,833,303.18        11.50%
 --------------------
 (cent)263,465,774.15        11.50%
 --------------------
 (cent)809,786,225.91
 ====================


                                                 CORPORACION AS DE OROS, S.A.

                                     DEBT TO BE PAID WITH SERIES B NOTES: $12,233,108.48
                                    COMMERCIAL LOANS FROM PRIVATELY-OWNED COMMERCIAL BANKS
                                                     AS OF JANUARY 16, 1998

                                         LOAN                PRINCIPAL                                 BALANCE
                BANK                    NUMBER                AMOUNT            INTEREST                  DUE          SECURED
------------------------------------    ------             -----------          --------              -----------      -------
Banco de Fomento Agricola ("B.F.A").     110012            $497,939.00          $4,401.80             $502,340.80        No
                                                         -------------        -----------          --------------
Subtotal B.F.A.................                            $497,939.00          $4,401.80             $502,340.80
                                                         -------------        -----------          --------------
Banco de San Jose..............         200100187          $462,961.24          $2,407.96             $465,369.20        No
                                                         -------------        -----------          --------------
Subtotal Banco de San Jose                                 $462,961.24          $2,407.96             $463,369.20
                                                         -------------        -----------          --------------
Banex..........................          B-1133          $2,298,226.08         $20,173.30           $2,318,399.38        Yes
                                                         -------------        -----------          --------------
Subtotal Banex, S.A.                                     $2,298,226.08         $20,173.30           $2,318,399.38
                                                         -------------        -----------          --------------
Los Gansos, S.A................            N/A           $1,000,000.00          $4,442.16           $1,004,442.16        No
                                                         -------------        -----------          --------------
Banco Interfin, S.A.                      14004             698,621.64           3,570.73              702,192.37        No
                                                         -------------        -----------          --------------
Banco Interfin, S.A.                      14134             729,962.67           3,730.90              733,693.57        No
                                                         -------------        -----------          --------------
Subtotal Interfin..............                          $2,428,584.31         $11,743.79           $2,440,328.10
                                                         -------------        -----------          --------------
Banco Continental, S.A.                51-97-517-3         $211,537.44          $1,466.27             $213,003.71        Yes
                                                         -------------        -----------          --------------
Subtotal Continental                                       $211,537.44          $1,466.27             $213,003.71
                                                         -------------        -----------          --------------
Bancrecen, S.A.................         960016823           $79,029.00                                 $79,029.00        No
                                                         -------------        -----------          --------------
Subtotal Bancrecen                                          $79,029.00              $0.00              $79,029.00
                                                         -------------        -----------          --------------
Total Loans in US Dollars                                $5,978,277.07         $40,193.12           $6,018,470.19
                                                ====================== ==================  ======================
In Colones
 (Exchange Rate US$1 =(cent)246.00)             (cent)1,470,656,159.22 (cent)9,887,507.52  (cent)1,480,543,666.74
                                                ====================== ==================  ======================


                                              CORPORACION AS DE OROS S.A.
                                COMMERCIAL LOANS FROM PUBLIC SECTOR COMMERCIAL BANKS
                                                 AS OF JANUARY 16, 1998

                                    LOAN               PRINCIPAL                                 BALANCE
            BANK                   NUMBER               AMOUNT              INTEREST               DUE          SECURED
-----------------------------     --------           ------------          ----------          -----------      -------
Banco de Costa Rica                2-400321   (cent)18,191,954.35    (cent)332,887.50    (cent)18,524,841.85      Yes
Banco de Costa Rica                2-400076         66,011,930.85        1,364,246.60          67,376,177.45      Yes
Banco de Costa Rica                2-400766        168,175,671.75        3,222,199.15         171,397,870.90      Yes
Banco de Costa Rica                2-400767         42,955,648.30          823,018.30          43,778,666.60      Yes
                                             --------------------   ------------------  --------------------
Subtotal Banco de Costa Rica                 (cent)295,335,205.25  (cent)5,742,351.55   (cent)301,077,556.80
                                             --------------------   ------------------  --------------------
Subtotal in U.S. Dollars                            $1,200,549.61          $23,342.89          $1,223,892.51
                                             ====================   ==================  ====================
Letter of Credit                     14004            $734,685.44                                $734,685.44       No
                                             --------------------   ------------------  --------------------
Others                               14134             $94,505.06              N/A                $94,505.06       No
                                             --------------------   ------------------  --------------------
Total Others In Dollars                               $829,190.50              N/A               $829,190.50
                                             --------------------   ------------------  --------------------
Southtrust Bank of Alabama
 (EximBank loan)
                                51-97-517-3            $30,791.37              N/A                $30,791.37       No
                                             --------------------   ------------------  --------------------
Subtotal Southtrust Bank
  of Alabama (EximBank loan)
                                                       $30,791.37              N/A                $30,791.37       No
                                             --------------------   ------------------  --------------------
Total in C.R. Colones                        (cent)302,909,882.27              N/A      (cent)308,852,882.27
                                             ====================   ==================  ====================
Total in U.S. Dollars                               $2,060,531.48              N/A             $2,083,874.37
                                             ====================   ==================  ====================


                                                CORPORACION AS DE OROS, S.A.

                                   COMMERCIAL LOANS FROM PUBLIC SECTOR COMMERCIAL BANKS
                                                    AS OF JANUARY 16, 1998

                                               LOAN                  PRINCIPAL                             BALANCE
                BANK                          NUMBER                  AMOUNT         INTEREST               DUE           SECURED
-------------------------------------      -----------      --------------------  --------------   -------------------     -------
Banco Nacional de Costa Rica                 37-1-56763     (cent)25,560,077.00  (cent)80,531.75   (cent)25,640,608.75       Yes
Banco Nacional de Costa Rica                  37-1-7567          137,947,000.07       173,851.01        138,120,851.08       Yes
Banco Nacional de Costa Rica               Registration AB        17,928,871.84                          17,928,871.84       Yes
                                                           -------------------- ----------------  --------------------
Subtotal Banco Nacional de Costa Rica
                                                           (cent)181,435,948.91 (cent)254,382.76  (cent)181,690,331.67
                                                           -------------------- ----------------  --------------------
Total in C.R. Colones                                      (cent)181,435,948.91 (cent)254,382.76  (cent)181,690,331.67
                                                           ==================== ================  ====================
Total in U.S. Dollars                                               $737,544.51        $1,034.08           $738,578.50
                                                           ==================== ================  ====================


                                               CORPORACION AS DE OROS, S.A.

                                  COMMERCIAL LOANS FROM PRIVATELY-OWNED COMMERCIAL BANKS
                                                   AS OF JANUARY 16, 1998

                               OPERATION              PRINCIPAL                                    BALANCE
             BANK                NUMBER                AMOUNT                  INTEREST              DUE                 SECURED
---------------------------    ----------             ---------               ----------           --------              -------
Banco de San Jose                200100188    (cent)28,149,188.77        (cent)333,674.59   (cent)28,482,863.36             No
                                             --------------------     -------------------  --------------------
Subtotal Banco de San Jose                    (cent)28,149,188.77        (cent)333,674.59   (cent)28,482,863.36
                                             --------------------     -------------------  --------------------
Citibank (Costa Rica), S.A.      829734001   (cent)233,000,000.00      (cent)4,530,555.56  (cent)237,530,599.56             No
                                             --------------------     -------------------  --------------------
Subtotal Citibank                            (cent)233,000,000.00      (cent)4,530,555.56  (cent)237,530,555.56
                                             --------------------     -------------------  --------------------
Banex                              2-26       (cent)64,826,724.01        (cent)433,528.72   (cent)65,260,252.73             Yes
                                             --------------------     -------------------  --------------------
Subtotal Banex                                (cent)64,826,724.01        (cent)433,528.72   (cent)65,260,252.73
                                             --------------------     -------------------  --------------------
Continental                     01-97-587-1   (cent)64,242,380.53     (cent)11,055,599.12   (cent)75,297,979.65             No
                                             --------------------     -------------------  --------------------
Subtotal Continental                          (cent)64,242,380.53     (cent)11,055,599.12   (cent)75,297,979.65
                                             --------------------     -------------------  --------------------
Promerica                          4041       (cent)52,860,143.11        (cent)640,838.70   (cent)53,500,981.81             No
                                             --------------------     -------------------  --------------------
Subtotal Promerica                            (cent)52,860,143.11        (cent)640,838.70   (cent)53,500,981.81
                                             --------------------     -------------------  --------------------
Banco Interfin, S.A.               22646     (cent)369,705,166.98      (cent)4,699,813.62  (cent)374,404,980.60             No
                                             --------------------     -------------------  --------------------
Subtotal Interfin                            (cent)369,705,166.98      (cent)4,699,813.62  (cent)374,404,980.60
                                             --------------------     -------------------  --------------------
   Total  in C.R. Colones                    (cent)812,783,603.40     (cent)21,694,010.31  (cent)834,477,613.71
                                             ====================     ===================  ====================
Total in U.S. Dollars                               $3,303,998.39              $88,187.03         $3,392,185.42
                                             ====================     ===================  ====================

                                                                   SCHEDULE 5.18

                            ENVIRONMENTAL DISCLOSURE

         None.

                                                                   SCHEDULE 10.4

                               LIMITATION ON DEBT

         See Schedule 5.15


                                                                                                                     SCHEDULE 10.6

                                                        EXISTING LIENS ON REAL PROPERTY

COSTA RICA INTERNATIONAL, INC.
None.

                                                            CORPORACION PIPASA, S.A.

-----------------------------------------------------------------------------------------------------------------------------------
            REGISTRATION NO.           PROVINCE                SIZE              MORTGAGE LIEN      AMOUNT (IN COLONES
                                                        (IN SQUARE METERS)                          UNLESS OTHERWISE INDICATED)
                                                                                                        US$1=(CENT)245 D)
-----------------------------------------------------------------------------------------------------------------------------------
1.        095301-000                  Guanacaste                      415.94  Yes                             2,000,000   10/29/96
-----------------------------------------------------------------------------------------------------------------------------------
2.        176338-000                   San Jose                       13,599  Yes                             7,500,000   05/21/87
                                                                                                              1,000,000   06/30/89
-----------------------------------------------------------------------------------------------------------------------------------
3.        185726-000                   San Jose                       13,977  Yes                             7,058,410   05/18/84
-----------------------------------------------------------------------------------------------------------------------------------
4.        309134-000                   San Jose                       78,845  No                             40,000,000   12/14/89
                                                                                                              7,000,000   04/09/98
-----------------------------------------------------------------------------------------------------------------------------------
5.        140356-000                   Alajuela                       22,774  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
6.        162274-000                   Alajuela                    15,285.54  Yes                            23,500,000   05/19/87
                                                                                                             15,000,000   04/09/92
                                                                                                             10,000,000   08/01/95*
-----------------------------------------------------------------------------------------------------------------------------------
7.        169918-000                   Alajuela                    19,106.35  Yes                             5,000,000   09/01/83
-----------------------------------------------------------------------------------------------------------------------------------
8.        175010-000                   Alajuela                    26,644.34  Yes                             6,000,000   12/16/83
-----------------------------------------------------------------------------------------------------------------------------------
9.        129314-000                   Alajuela                     2,663.22  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
10.       179447-000                   Alajuela                     5,586.09  Yes                            15,000,000   06/30/97*
-----------------------------------------------------------------------------------------------------------------------------------
11.       033526-000                   Alajuela                     7,862.58  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
12.       011043-000                   Alajuela                    19,219.12  Yes                            15,000,000   04/28/87
                                                                                                             15,000,000   05/31/96*
-----------------------------------------------------------------------------------------------------------------------------------
13.       098306-000                   Alajuela                    18,830.43  Yes                               100,000   10/17/77
                                                                                                              5,000,000   05/13/87
                                                                                                             20,000,000   05/31/96*
                                                                                                              5,000,000   08/10/97*

-----------------------------------------------------------------------------------------------------------------------------------
14.       104438-000                   Alajuela                   113,356.36  Yes                            65,000,000   02/06/89
                                                                                                            100,000,000   02/27/95*
                                                                                                             US$600,000   08/18/95*

-----------------------------------------------------------------------------------------------------------------------------------
15.       106586-000                   Alajuela                    12,130.63  Yes                            US$400,000   03/22/97*
-----------------------------------------------------------------------------------------------------------------------------------
16.       109095-000                   Alajuela                    19,071.79  Yes                             2,716,714   10/4/89
-----------------------------------------------------------------------------------------------------------------------------------


17.       123627-000                   Alajuela                    18,201.46  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
18.       243969-000                   Alajuela                    11,205.25  Yes                           US$ 600,000   03/22/97*
-----------------------------------------------------------------------------------------------------------------------------------
19.       244170-000                   Alajuela                       188.21  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
20.       244171-000                   Alajuela                       188.71  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
21.       181395-000                   Alajuela                    91,495.55  Yes                            40,000,000   01/31/91
-----------------------------------------------------------------------------------------------------------------------------------
22.       131327-000                   Alajuela                    24,157.79  Yes                             9,262,190   10/04/89
-----------------------------------------------------------------------------------------------------------------------------------
23.       110781-000                   Heredia                     79,662.49  Yes                            30,000,000   04/28/87
                                                                                                             30,000,000   04/28/87
                                                                                                             60,000,000   01/31/91
                                                                                                              9,500,000   04/09/92
                                                                                                             45,000,000   08/01/95*

-----------------------------------------------------------------------------------------------------------------------------------
24.       039552-000                   Heredia                     39,942.08  Yes                            25,000,000   10/17/94*
-----------------------------------------------------------------------------------------------------------------------------------
25.       041437-000                   Heredia                     12,297.74  Yes                            10,000,000   04/06/94
-----------------------------------------------------------------------------------------------------------------------------------
26.       033438-000                   Heredia                      5,521.27  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
27.       039553-000                   Heredia                     32,782.08  Yes                            20,000,000   04/28/87
-----------------------------------------------------------------------------------------------------------------------------------
28.       F000694                      Heredia                         25.00  Yes                                45,375   10/27/78
-----------------------------------------------------------------------------------------------------------------------------------
29.       F000695                      Heredia                         25.00  No                                 45,375   10/27/78
-----------------------------------------------------------------------------------------------------------------------------------
30.       004149-000                   Heredia                      3,494.48  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
31.       006430-000                   Heredia                      7,118.80  Yes                             1,067,820   06/18/84
-----------------------------------------------------------------------------------------------------------------------------------
32.       010765-000                   Heredia                      3,494.48  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
33.       021045-000                   Heredia                      3,494.48  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
34.       053867-000                   Heredia                     47,175.48  Yes                             6,000,000   11/28/89
                                                                                                              4,000,000   03/23/90
                                                                                                              1,500,000   05/23/90
-----------------------------------------------------------------------------------------------------------------------------------
35.       041020-000                   Heredia                     21,585.80  Yes                            10,000,000   05/24/89
-----------------------------------------------------------------------------------------------------------------------------------
36.       070293-000                   Heredia                     20,397.00  Yes                            20,000,000   12/15/89
                                                                                                             15,000,000   06/30/97*
-----------------------------------------------------------------------------------------------------------------------------------
37.       074827-000                   Heredia                      1,559.99  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
38.       074829-000                   Heredia                      3,494.68  Yes                               524,202   06/18/84
-----------------------------------------------------------------------------------------------------------------------------------
39.       088415-000                   Heredia                        578.84  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
40.       108594-000                   Heredia                     10,653.21  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
41.       120790-000                   Heredia                     41,933.66  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
42.       131442-000                   Heredia                     64,566.41  Yes                            10,000,000   01/31/91
-----------------------------------------------------------------------------------------------------------------------------------
43.       077716-000                   Heredia                      2,995.62  Yes                            24,000,000   11/28/89
                                                                                                              1,000,000   03/23/90
                                                                                                              5,000,000   05/23/90
-----------------------------------------------------------------------------------------------------------------------------------
44.       074825-000                   Heredia                     76,145.37  Yes                            17,100,575   06/18/84
-----------------------------------------------------------------------------------------------------------------------------------
45.       070297-000                   Heredia                     19.096.83  Yes                            10,000,000   07/02/92
                                                                                                             15,000,000   07/01/92
                                                                                                             43,000,000   09/20/96*
-----------------------------------------------------------------------------------------------------------------------------------
46.       070295-000                   Heredia                     17,739.71  Yes                            47,000,000   09/20/96*
                                                                                                             12,000,000   07/01/92
-----------------------------------------------------------------------------------------------------------------------------------
47.       029425-000                   Heredia                      1,397.79  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------


48.       016982-000                  Puntarenas                  502,356.63  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------
49.       027319-000                  Puntarenas                  340,814.18  Yes                           170,000,000   04/29/96*
-----------------------------------------------------------------------------------------------------------------------------------
50.       005883-000                  Puntarenas                      291.34  Yes                             2,500,000   10/19/87
-----------------------------------------------------------------------------------------------------------------------------------
50.       005883-000                  Puntarenas                      291.34  Yes                             2,500,000   10/25/87
-----------------------------------------------------------------------------------------------------------------------------------
51.       095300-000                  Guanacaste                      436.94  Yes                             2,000,000   10/29/96
-----------------------------------------------------------------------------------------------------------------------------------
52.       016079-000                    Limon                         349.18  Yes                             5,000,000   03/18/88
                                                                                                             10,000,000   07/01/92
-----------------------------------------------------------------------------------------------------------------------------------
53.       383027-000                   San Jose                     3,000.00  No                                      0
-----------------------------------------------------------------------------------------------------------------------------------


1. Items that contain an asterisk ("*") pertain to the date of expiration of the mortgage because information regarding the date of mortgage inception was not available. These items still appear on the Costa Rica Public Registry ("Registry") due to: (i) an extension of the payment date; or (ii) the debtor has not taken steps to eliminate this mortgage from the Registry after complete payment.

2. No real property from the above list will be outstanding after the proceeds of the Private Placement are distributed to restructure Pipasa's debt. Outstanding debt for Pipasa is not guaranteed by any of the above-listed real properties.

                       EXISTING LIENS ON PERSONAL PROPERTY
                               ((CENT) = COLONES)
                                ($1 = (CENT)246)

                         COSTA RICA INTERNATIONAL, INC.

None.

                            CORPORACION PIPASA, S.A.

------------------------------------------------------------------------------------------------------------------------------
NUMBER OF ITEMS                                                                                         REGISTERED
                                  DESCRIPTION                               AMOUNT                        NUMBER
------------------------------------------------------------------------------------------------------------------------------
      1        CHICKEN DEBONER CDM                           (cent)18.395.525                              1499
------------------------------------------------------------------------------------------------------------------------------
      1        CHILLER                                            13.793.757                               1106
------------------------------------------------------------------------------------------------------------------------------
      1        CHILLER                                            9.956.966                                1104
------------------------------------------------------------------------------------------------------------------------------
      1        BOILER                                             17.165.699                               1184
------------------------------------------------------------------------------------------------------------------------------
      1        MACHINE TO CONDENSE AND EVAPORATE                  11.113.746                             1160-1161
------------------------------------------------------------------------------------------------------------------------------
      2        AMMONIA RECIRCULATOR                               7.054.423                              1155-1156
------------------------------------------------------------------------------------------------------------------------------
      1        DIGESTOR                                           5.054.012                                1044
------------------------------------------------------------------------------------------------------------------------------
      3        SILOS                                              13.438.668                               3647
------------------------------------------------------------------------------------------------------------------------------
      1        CHICKEN SHOCKING DEVICE                            1.832.590                                25366
------------------------------------------------------------------------------------------------------------------------------
      1        AUTOMATIC SLAUGHTER                                3.155.831                                25367
------------------------------------------------------------------------------------------------------------------------------
      1        COMPRESOR                                          8.211.115                                1152
------------------------------------------------------------------------------------------------------------------------------
      1        COMPRESSOR                                         8.211.115                                1151
------------------------------------------------------------------------------------------------------------------------------
      1        COMPRESSOR                                         5.957.395                                1153
------------------------------------------------------------------------------------------------------------------------------
      1        COMPRESSOR                                         5.957.395                                1154
------------------------------------------------------------------------------------------------------------------------------
      1        OVEN                                               6.100.313                                1338
------------------------------------------------------------------------------------------------------------------------------
      1        OVEN                                               6.100.313                                1339
------------------------------------------------------------------------------------------------------------------------------
      1        CUTER                                              6.961.886                                1362
------------------------------------------------------------------------------------------------------------------------------
      1        MACHINE TO MAKE CROQUETTES                         13.415.397                               1329
------------------------------------------------------------------------------------------------------------------------------


      1        PACKING MACHINE                                    8.089.001                                1421
------------------------------------------------------------------------------------------------------------------------------
      1        FURTHER PROCESSING MACHINE                         9.490.720                                2139
------------------------------------------------------------------------------------------------------------------------------
      1        AUTOMATIC MACHINE FOR BATH WITH BOILING WATER      3.042.321                                1004
------------------------------------------------------------------------------------------------------------------------------
      1        FURTHER PROCESSING MACHINE                         3.418.802                                1367
------------------------------------------------------------------------------------------------------------------------------
      1        TEMPURA MACHINE                                    3.115.298                                4091
------------------------------------------------------------------------------------------------------------------------------
      1        COOLER                                             5.089.293                             SERIE 9536P
------------------------------------------------------------------------------------------------------------------------------
      1        SEWING MACHINE                                     6.364.189                                1043
------------------------------------------------------------------------------------------------------------------------------
      2        MACHINE TO COOL CHICKENS                           9.683.956                              1104-1106
------------------------------------------------------------------------------------------------------------------------------
      1        DOBLE KDC-NL                                       3.838.170                             MODELO 1560
------------------------------------------------------------------------------------------------------------------------------
      1        CENTRAL TELEPHONE                                  6.115.876                                8027
------------------------------------------------------------------------------------------------------------------------------
      1        AVION COMPUTER                                     11.109.246                            SERIE 96436
------------------------------------------------------------------------------------------------------------------------------
      1        AVION COMPUTER                                     10.865.364                               25688
------------------------------------------------------------------------------------------------------------------------------
      1        RED NOVELL ETHERNET                                4.143.162                                8634
------------------------------------------------------------------------------------------------------------------------------
               CLARION DISK                                       15.773.094                            26393A26395

------------------------------------------------------------------------------------------------------------------------------
               TOTAL                                              262.014.638

------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------
              AUTOMOBILES                                 AMOUNT                                LICENSE PLATE

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR58E/1990                         (cent)2.500.000                                         C.111536

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR58E/1990                         2.500.000                                               C.111507

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR58E/1990                         2.500.000                                                C111503

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR58E/1990                         2.500.000                                               C.111537

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR58E/1990                         2.500.000                                               C.111504

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR58E/1990                         2.500.000                                               C.111848

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
              AUTOMOBILES                                 AMOUNT                                LICENSE PLATE

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR 1989                            2.000.000                                               C.105613

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR 1989                            2.000.000                                               C.105611

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR 1989                            2.000.000                                               C.105610

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR 58E/1990                        2.500.000                                               C.111850

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR 1989                            2.000.000                                               C.105231

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR 1989                            2.000.000                                               C.105441

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR 1989                            2.000.000                                               C.105230

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR 1989                            2.000.000                                               C.105232

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR59L                              3.000.000                                               C.116945

---------------------------------------------------------------------------------------------------------------------------
CHEVROLET LUV 1989                        2.000.000                                               C.105223

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR 1989                            2.000.000                                               C.105210

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR 1989                            2.000.000                                               C.105609

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR 1989                            2.000.000                                               C.105612

---------------------------------------------------------------------------------------------------------------------------
ISUZU NKR 1989                            2.000.000                                               C.105211

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR 1989                            2.000.000                                               C.105233

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR59L/1992                         3.000.000                                               C.116947

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR59L/1992                         3.000.000                                               C.118354

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR59L/1992                         3.000.000                                               C.116622

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR59L/1992                         3.000.000                                               C.116948

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR59L/1992                         3.000.000                                               C.116105

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR59L/1992                         3.000.000                                               C.116946

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR59L/1992                         3.000.000                                               C.116106

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR59L/1992                         3.000.000                                               C.116944

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR59L/1992                         3.000.000                                               C.116916

---------------------------------------------------------------------------------------------------------------------------
ISUZU NPR59L/1992                         3.000.000                                               C.117090

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
              AUTOMOBILES                                 AMOUNT                                LICENSE PLATE

---------------------------------------------------------------------------------------------------------------------------
ISUZU KB2500/1992                         3.000.000                                               C.116610

---------------------------------------------------------------------------------------------------------------------------
ISUZU FTR11L/1992                         4.000.000                                                C.26031

---------------------------------------------------------------------------------------------------------------------------
ISUZU FTR11L/1992                         4.000.000                                                C.26161

---------------------------------------------------------------------------------------------------------------------------
ISUZU FTR11L/1992                         4.000.000                                                C.26268

---------------------------------------------------------------------------------------------------------------------------
ISUZU FTR11L/1992                         4.000.000                                                C.26032

---------------------------------------------------------------------------------------------------------------------------
ISUZU FTR11L/1992                         4.000.000                                                C.26682

---------------------------------------------------------------------------------------------------------------------------
ISUZU FTR11L/1992                         4.000.000                                                C.26243

---------------------------------------------------------------------------------------------------------------------------
ISUZU FTR11L/1992                         4.000.000                                                C.26048

---------------------------------------------------------------------------------------------------------------------------
TOTAL                                     (cent)107.500.000

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
              AUTOMOBILES                                 AMOUNT                                LICENSE PLATE

---------------------------------------------------------------------------------------------------------------------------
DAIHATSU-FURGON/1991                      $6,638.00                                               C.112882

---------------------------------------------------------------------------------------------------------------------------
NISSAN-FURGON/1991                        7,965.00                                                C.115650

---------------------------------------------------------------------------------------------------------------------------

MITSUBISHI-FURGON/1990                    8,850.00                                                C.112872

---------------------------------------------------------------------------------------------------------------------------
NISSAN-FURGON/1990                        5,089.00                                                C.111391

---------------------------------------------------------------------------------------------------------------------------
NISSAN-FURGON/1993                        8,629.00                                                C.119132

---------------------------------------------------------------------------------------------------------------------------
NISSAN-FURGON/1990                        4,868.00                                                C.111392

---------------------------------------------------------------------------------------------------------------------------
NISSAN-FURGON/1990                        7,965.00                                                C.116677

---------------------------------------------------------------------------------------------------------------------------
NISSAN-FURGON/1993                        8,408.00                                                C.119137

---------------------------------------------------------------------------------------------------------------------------
TOYOTA-FURGON/1989                        5,753.00                                                C.108486

---------------------------------------------------------------------------------------------------------------------------
TOTAL                                     $64,165.00

---------------------------------------------------------------------------------------------------------------------------

                                                                  SCHEDULE B-1
                              CHAVES FAMILY MEMBERS

NAME                                                               RELATIONSHIP
----                                                               ------------
A.  IMMEDIATE FAMILY OF CALIXTO CHAVES

Calixto Chaves                                                        Self
Rosalidia Zamora                                                      Spouse
Monica Chaves                                                         Daughter
Jose Pablo Chaves                                                     Son

B.  SIBLINGS OF CALIXTO CHAVES

Manuel Angel Chaves                                                   Brother
Jose Joaquin Chaves                                                   Brother
Fidel Chaves                                                          Brother
Carlos Luis Chaves                                                    Brother
Gerardo Chaves                                                        Brother
Teresa Maria Chaves                                                   Sister
Julia Chaves                                                          Sister
Beatriz Chaves                                                        Sister
Ana Rosa Chaves                                                       Sister
Gema Chaves                                                           Sister
Francisco Chaves C.                                                   Uncle

C.  AUNTS AND UNCLES OF CALIXTO CHAVES

Victor Zamora                                                         Uncle
Jose Cruz Zamora                                                      Uncle
Teresa Zamora                                                         Aunt

NAME                                                RELATIONSHIP
----                                                ------------
D.  RELATED BY MARRIAGE

Beatriz de Chaves                                   Sister-in-law
Luis Guillermo Zamora                      Brother-in-law & Second Cousin
Jose Angel Zamora                          Brother-in-law & Second Cousin
Hernan Zamora                              Brother-in-law & Second Cousin
Carlos Zamora                              Brother-in-law & Second Cousin
Emilia Zamora                              Sister-in-law & Second Cousin
Ana Virginia Zamora                        Sister-in-law & Second Cousin
Flor Zamora                                Sister-in-law & Second Cousin
Jorge Viquez                                        First Uncle-in-law
Alba Viquez                                         First Aunt-in-law
Carlos Viquez                                       First Uncle-in-law
Cecilia Viquez                                      First Aunt-in-law
Javier Viquez                                       First Uncle-in-law
Fernando Viquez                                     First Uncle-in-law
Ines Gonzalez                                       Sister-in-law
Beatriz Rodriguez                                   Sister-in-law
Ilse Fernandez                                      Sister-in-law
William Alvarez                                     Brother-in-law
Isaias Gomez                                        Brother-in-law
Jorge ML. Quesada                                   Brother-in-law
Luis Altamirano                                     Brother-in-law
Leda Sauma                                          In-laws
Maribel Aguilar                                     In-laws
Teresa Murillo Soto                                 In-laws
Jorge Feldman                                       In-laws
Eduardo Vargas Gonzalez                             In-laws

NAME                                                               RELATIONSHIP
----                                                               ------------

E.  NIECES AND NEPHEWS OF CALIXTO CHAVES

Marcela Chaves                                                          Niece
Oscar E. Chaves                                                         Nephew
Francisco J. Chaves                                                     Nephew
Marianella Chaves                                                       Niece
Gabriella Chaves                                                        Niece
Katia Chaves                                                            Niece
Juan Carlos Chaves                                                      Nephew
Alejandro Chaves                                                        Nephew
Romulo Chaves R.                                                        Nephew
Federico Chaves R                                                       Nephew
Esteban Chaves                                                          Nephew
Nestor Chaves                                                           Nephew
Zeneida Chaves                                                          Niece
Maria Adela Chaves                                                      Niece
Roxana Chaves                                                           Niece
Karla Chaves                                                            Niece
Magaly Chaves                                                           Niece
Minor Solis                                                             Nephew
Isaias Gomez                                                            Nephew
Natalia Gomez                                                           Niece
Lucia Gomez                                                             Niece
Jorge E. Quesada                                                        Nephew
Christian Quesada                                                       Nephew
Alejandro Quesada                                                       Nephew
Vanessa Quesada                                                         Niece
Brian Altamirano                                                        Nephew

NAME                                             RELATIONSHIP
----                                             ------------
Francisco Javier Chaves                              Nephew
Sinai Chaves                                         Niece

F.  COUSINS OF CALIXTO CHAVES

Marco Chaves                                         First Cousin
Ana Chaves                                           First Cousin
Gliceria Chaves                                      First Cousin
Marta Chaves                                         First Cousin
Elida Chaves                                         First Cousin
Francisco Chaves                                     First Cousin
Maylle Chaves                                        First Cousin
Juan Chaves                                          First Cousin
Rosa Emilia Chaves                                   First Cousin
Alvaro Zamora                                        Cousin
Martin Zamora                                        Cousin
Vinicio Zamora                                       Cousin
Maximino Zamora                                      Cousin
Cecilia Zamora                                       Cousin
Luisa Zamora                                         Cousin
Rosario Zamora                                       Cousin
Carlos Zamora                                        Cousin
Angel Zamora                                         Cousin
Alfredo Zamora                                       Cousin
Ignacio Zamora                                       Cousin

G.  SHAREHOLDERS OF INVERSIONES LA RIBERA, S.A.                  % OF OWNERSHIP
    -------------------------------------------                  --------------
Calixto Chaves                                      Self           (75%)
Rosalidia Zamora                                    Spouse         (25%)

                                                                  SCHEDULE B-2

                            CORPORACION PIPASA, S.A.
                              EXISTING INVESTMENTS
                             AS OF NOVEMBER 30, 1997

ACCOUNT
NUMBER     DESCRIPTION OF INVESTMENT                     AMOUNT IN U.S. DOLLARS
-------    -------------------------                     ----------------------

           LONG-TERM INVESTMENTS
           ---------------------

           SHARES

30101001   Club Campestre Espanol                                 $975.61
30101002   LACSA                                                   567.02
30101003   Romulo & Adela                                          536.58
30101004   Hotel Fiesta De Playa                                18,292.76
30101005   Inolasa Group                                     4,225,711.53
30101006   Shares Pipasa Salvador, S.A.                         21,805.36

30103001   Prod. Agropecuarios                                   6,887.19
30103002   Serv. Bursatil Del Agro                               3,344.30

           Total:                                           $4,278,128.37
                                                            =============

           SHORT-TERM INVESTMENTS
           ----------------------

           CERTIFICATES OF DEPOSIT

           Certificado de Abono Tributario                      $7,463.67
502003     Banco Interfin, S.A.                                 15,463.42
502005     Citi Valores                                         14,282.81
502006     Corporacion Privada de Inversiones                  155,910.01
502008     Citibank (Costa Rica), S.A.                         490,409.18
502012     Financiera Belen                                     40,650.41
502014     Corporacion Privada de Inversiones                   66,351.25
502015     Commercial International Bank & Trust Co.         1,609,684.68

ACCOUNT
NUMBER     DESCRIPTION OF INVESTMENT                     AMOUNT IN U.S. DOLLARS
-------    -------------------------                     ----------------------

           Operacion de Administracion Bursatil ("OPAB")       368,258.28
503001     Mercado de Valores                                    2,697.09
503002     B.F.A. Valores                                          408.21
503004     Metro Valores                                        40,485.35
503008     Banco Interfin, S.A.                                324,660.35
503011     Univalores                                                7,28
           SHARES (EXPECTED TO BE SOLD BEFORE JANUARY 1, 1999)

504001     Costa Rica International, Inc.                      147,280.55
504002     Titulos Valores Renta Variable                      680,169.35
504101     Allowance to Reduce Investment to Fair
           Market Value                                        (11,834.02)

           Total:                                           $3,584,090.81
                                                            =============

                                                                  SCHEDULE 4.9
                                                                (SECOND CLOSING)


                         CHANGES IN CORPORATE STRUCTURE


1. On January 22, 1998, the Company entered into a stock purchase agreement with Comercial Angui, S.A. ("Angui") to purchase 51% of the voting stock ("Acquisition") of Corporacion As de Oros, S.A. ("As de Oros"). The Acquisition is expected to be consummated on or before February 26, 1998. After consummation of the Acquisition, the remaining 49% of the voting stock of As de Oros will remain in the control of Angui.

                                                                  SCHEDULE 5.3
                                                                (Second Closing)
                                   DISCLOSURE

None.

                                                                  SCHEDULE 5.4
                                                                (Second Closing)

                         SUBSIDIARIES OF THE COMPANY AND
                         OWNERSHIP OF SUBSIDIARY STOCKS



-------------------------------------------------------------------------------
                                      JURISDICTION OF
CORPORATION'S NAME                    INCORPORATION             % OF OWNERSHIP
-------------------------------------------------------------------------------
CORPORACION PIPASA, S.A. ("PIPASA")     COSTA RICA   59.56% of the voting stock

CORPORACION AS DE OROS, S.A.            COSTA RICA   51%    of the voting stock
("OROS")
-------------------------------------------------------------------------------

                            AFFILIATES OF OROS OTHER
                              THAN THE SUBSIDIARIES
                              ---------------------


                              RESTAURANTES AS, S.A.

                            RESTAURANTES AMADO, S.A.


-------------------------------------------------------------------------------
                                   DIRECTORS:

PIPASA                                     OROS
-------------------------------------------------------------------------------
Calixto Chaves Z.     PRESIDENT       Antonio Echeverria M.    PRESIDENT
Jorge Ml. Quesada Ch. GENERAL VICE    Carlos Zamora V.         VICE PRESIDENT
                      PRESIDENT
Jose Zamora V.        TREASURER       Miguel A. Campos S.      SECRETARY
Teresa Chaves Z.      SECRETARY       Renato Morera C.         TREASURER
Federico Vargas P.    DIRECTOR        Danilo Chaverri S.       DIRECTOR
Jorge Monge Aguero    DIRECTOR
Oscar Barahona S.     COMPTROLLER     Juan Fco. Antillon F.    COMPTROLLER
-------------------------------------------------------------------------------

                                                                  SCHEDULE 5.5
                                                                (Second Closing)

                              FINANCIAL STATEMENTS


         Attached hereto and made a part hereof.

                                                                 SCHEDULE 5.8
                                                               (Second Closing)

                                   LITIGATION


         None.

                                                                 SCHEDULE 5.11
                                                               (Second Closing)

                             LICENSES, PERMITS, ETC.


         None.

                                                                 SCHEDULE 5.14
                                                               (Second Closing)

                                 USE OF PROCEEDS


         The proceeds of the Notes will be used for the following purposes:

         (i) a loan from the Company to the Guarantor for approximately US$8 million to refinance existing debt of the Guarantor, and for general corporate purposes; and

         (ii)     a loan from the Company to Corporacion  As de Oros,  S.A. ("As de Oros") for approximately US$12 million to refinance substantially all existing debt of As de Oros, and for general corporate purposes.

                                                               SCHEDULE 5.15
                                                              (Second Closing)

                                  EXISTING DEBT


                            CORPORACION PIPASA, S.A.


(Attached hereto)



                          CORPORACION AS DE OROS, S.A.

(Attached hereto)

                                                                SCHEDULE 5.18
                                                               (Second Closing)

                            ENVIRONMENTAL DISCLOSURE


         None.

                                                                 SCHEDULE 10.4
                                                               (Second Closing)

                               LIMITATION ON DEBT


         See Schedule 5.15

                                                               SCHEDULE 10.6
                                                             (Second Closing)

                         EXISTING LIENS ON REAL PROPERTY


                         Costa Rica International, Inc.

None.

                            Corporacion Pipasa, S.A.


------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
           Registration          Province             Size              Mortgage             Amount           Date of
                No.                            (in square meters)         Lien            (in Colones           Lien
                                                                                        unless otherwise
                                                                                           indicated)
                                                                                           US$1=(cent)245
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
1.      095301-000              Guanacaste             415.94       Yes                         2,000,000  10/29/96
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
2.      176338-000               San Jose              13,599       Yes                         7,500,000  05/21/87
                                                                                                1,000,000  06/30/89
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
3.      185726-000               San Jose              13,977       Yes                         7,058,410  05/18/84
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
4.      309134-000               San Jose              78,845       No                         40,000,000  12/14/89
                                                                                                7,000,000  04/09/98
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
5.      140356-000               Alajuela              22,774       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
6.      162274-000               Alajuela           15,285.54       Yes                        23,500,000  05/19/87
                                                                                               15,000,000  04/09/92
                                                                                               10,000,000  08/01/95*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
7.      169918-000               Alajuela           19,106.35       Yes                         5,000,000  09/01/83
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
8.      175010-000               Alajuela           26,644.34       Yes                         6,000,000  12/16/83
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
9.      129314-000               Alajuela            2,663.22       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
10.     179447-000               Alajuela            5,586.09       Yes                        15,000,000  06/30/97*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
11.     033526-000               Alajuela            7,862.58       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
12.     011043-000               Alajuela           19,219.12       Yes                        15,000,000  04/28/87
                                                                                               15,000,000  05/31/96*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
13.     098306-000               Alajuela           18,830.43       Yes                           100,000  10/17/77
                                                                                                5,000,000  05/13/87
                                                                                               20,000,000  05/31/96*
                                                                                                5,000,000  08/10/97*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
14.     104438-000               Alajuela          113,356.36       Yes                        65,000,000  02/06/89
                                                                                              100,000,000  02/27/95*
                                                                                               US$600,000  08/18/95*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
15.     106586-000               Alajuela           12,130.63       Yes                        US$400,000  03/22/97*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------


------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
16.     109095-000               Alajuela           19,071.79       Yes                         2,716,714  10/4/89
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
17.     123627-000               Alajuela           18,201.46       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
18.     243969-000               Alajuela           11,205.25       Yes                       US$ 600,000  03/22/97*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
19.     244170-000               Alajuela              188.21       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
20.     244171-000               Alajuela              188.71       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
21.     181395-000               Alajuela           91,495.55       Yes                        40,000,000  01/31/91
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
22.     131327-000               Alajuela           24,157.79       Yes                         9,262,190  10/04/89
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
23.     110781-000               Heredia            79,662.49       Yes                        30,000,000  04/28/87
                                                                                               30,000,000  04/28/87
                                                                                               60,000,000  01/31/91
                                                                                                9,500,000  04/09/92
                                                                                               45,000,000  08/01/95*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
24.     039552-000               Heredia            39,942.08       Yes                        25,000,000  10/17/94*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
25.     041437-000               Heredia            12,297.74       Yes                        10,000,000  04/06/94
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
26.     033438-000               Heredia             5,521.27       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
27.     039553-000               Heredia            32,782.08       Yes                        20,000,000  04/28/87
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
28.     F000694                  Heredia                25.00       Yes                            45,375  10/27/78
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
29.     F000695                  Heredia                25.00       No                             45,375  10/27/78
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
30.     004149-000               Heredia             3,494.48       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
31.     006430-000               Heredia             7,118.80       Yes                         1,067,820  06/18/84
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
32.     010765-000               Heredia             3,494.48       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
33.     021045-000               Heredia             3,494.48       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
34.     053867-000               Heredia            47,175.48       Yes                         6,000,000  11/28/89
                                                                                                4,000,000  03/23/90
                                                                                                1,500,000  05/23/90
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
35.     041020-000               Heredia            21,585.80       Yes                        10,000,000  05/24/89
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
36.     070293-000               Heredia            20,397.00       Yes                        20,000,000  12/15/89
                                                                                               15,000,000  06/30/97*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
37.     074827-000               Heredia             1,559.99       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
38.     074829-000               Heredia             3,494.68       Yes                           524,202  06/18/84
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
39.     088415-000               Heredia               578.84       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
40.     108594-000               Heredia            10,653.21       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
41.     120790-000               Heredia            41,933.66       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
42.     131442-000               Heredia            64,566.41       Yes                        10,000,000  01/31/91
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
43.     077716-000               Heredia             2,995.62       Yes                        24,000,000  11/28/89
                                                                                                1,000,000  03/23/90
                                                                                                5,000,000  05/23/90
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
44.     074825-000               Heredia            76,145.37       Yes                        17,100,575  06/18/84
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
45.     070297-000               Heredia            19.096.83       Yes                        10,000,000  07/02/92
                                                                                               15,000,000  07/01/92
                                                                                               43,000,000  09/20/96*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
46.     070295-000               Heredia            17,739.71       Yes                        47,000,000  09/20/96*
                                                                                               12,000,000  07/01/92
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
47.     029425-000               Heredia             1,397.79       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------


------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
48.     016982-000              Puntarenas         502,356.63       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
49.     027319-000              Puntarenas         340,814.18       Yes                       170,000,000  04/29/96*
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
50.     005883-000              Puntarenas             291.34       Yes                         2,500,000  10/19/87
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
50.     005883-000              Puntarenas             291.34       Yes                         2,500,000  10/25/87
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
51.     095300-000              Guanacaste             436.94       Yes                         2,000,000  10/29/96
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
52.     016079-000                Limon                349.18       Yes                         5,000,000  03/18/88
                                                                                               10,000,000  07/01/92
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------
53.     383027-000               San Jose            3,000.00       No                                  0
------- -------------------- ----------------- -------------------- ------------------ ------------------- ---------------


1. Items that contain an asterisk ("*") pertain to the date of expiration of the mortgage because information regarding the date of mortgage inception was not available. These items still appear on the Costa Rica Public Registry ("Registry") due to: (i) an extension of the payment date; or (ii) the debtor has not taken steps to eliminate this mortgage from the Registry after complete payment.

2. No mortgage debt from the above list will be outstanding after the proceeds of the Private Placement are distributed to restructure Pipasa's debt. Outstanding debt for Pipasa is not guaranteed by any of the above-listed real properties.

                          Corporacion As de Oros, S.A.

------------------------------------------------------------------------------------------------------------------------------
     REGISTRATION           PROVINCE              SIZE                MORTGAGE                AMOUNT             DATE OF
         NO.                               (IN SQUARE METERS)           LIEN            (IN COLONES UNLESS         LIEN
                                                                                       OTHERWISE INDICATED)
                                                                                            US$1=(cent)245
------------------------------------------------------------------------------------------------------------------------------
 1         40859-000        HEREDIA                6,387.17    MORTGAGE (C.H.)              $101,393,000.00      30/10/95
------------------------------------------------------------------------------------------------------------------------------
 2         186575-000       ALAJUELA             210,246.56    MORTGAGE (C.H.)               $20,000,000.00      06/05/93
------------------------------------------------------------------------------------------------------------------------------
                                                               MORTGAGE (C.H.)               $61,000,000.00      06/05/93
------------------------------------------------------------------------------------------------------------------------------
                                                               MORTGAGE (C.H.)              $100,000,000.00      06/05/93
------------------------------------------------------------------------------------------------------------------------------
                                                               MORTGAGE (C.H.)               $73,028,000.00      30/10/95
------------------------------------------------------------------------------------------------------------------------------
 3         249696-000       ALAJUELA              14,166.43    MORTGAGE (C.H.)                  $168,000.00      19/01/97
------------------------------------------------------------------------------------------------------------------------------
 4         347958-000       ALAJUELA              26,856.15    MORTGAGE (C.H.)               $50,000,000.00      21/09/92
------------------------------------------------------------------------------------------------------------------------------
 5         245816-000       ALAJUELA             585,120.93    MORTGAGE                     $215,000,000.00      14/07/95
------------------------------------------------------------------------------------------------------------------------------
 6         222681-000       ALAJUELA               2,894.30    MORTGAGE (C.H.)               $22,000,000.00      30/09/96
------------------------------------------------------------------------------------------------------------------------------
 7         204999-000       ALAJUELA             139,921.87    MORTGAGE (C.H.)               $60,000,000.00      04/06/93
------------------------------------------------------------------------------------------------------------------------------
                                                               MORTGAGE (C.H.)              $103,000,000.00      30/09/96
------------------------------------------------------------------------------------------------------------------------------
 8         F000944-000      SAN JOSE                  15.15    NONE                                    NONE        NONE
------------------------------------------------------------------------------------------------------------------------------
 9         186577-000       ALAJUELA             126,116.33    MORTGAGE (C.H.)               $17,500,000.00      04/06/93
------------------------------------------------------------------------------------------------------------------------------
                                                               MORTGAGE (C.H.)               $42,000,000.00      30/09/96
------------------------------------------------------------------------------------------------------------------------------
 10        140264-000       ALAJUELA              20,721.50    MORTGAGE (C.H.)               $20,000,000.00      04/10/90
------------------------------------------------------------------------------------------------------------------------------
 11        146664-000       ALAJUELA              17,471.92    MORTGAGE (C.H.)               $50,000,000.00      21/09/92
------------------------------------------------------------------------------------------------------------------------------
 12        150151-000       ALAJUELA              23,060.39    MORTGAGE (C.H.)               $30,000,000.00      07/03/91
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
     REGISTRATION           PROVINCE              SIZE                MORTGAGE                AMOUNT             DATE OF
         NO.                               (IN SQUARE METERS)           LIEN            (IN COLONES UNLESS         LIEN
                                                                                       OTHERWISE INDICATED)
                                                                                            US$1=(cent)245
------------------------------------------------------------------------------------------------------------------------------
 13        123628-000       HEREDIA                3,153.10    MORTGAGE                       $6,515,167.00      21/08/91
------------------------------------------------------------------------------------------------------------------------------
 14        149085-000       ALAJUELA             111,823.36    MORTGAGE (C.H.)               $27,500,000.00      04/06/93
------------------------------------------------------------------------------------------------------------------------------
                                                               MORTGAGE (C.H.)               $46,000,000.00      30/09/96
------------------------------------------------------------------------------------------------------------------------------
 15        F013792-000      SAN JOSE                 680.00    MORTGAGE                       $2,409,000.00      19/12/96
------------------------------------------------------------------------------------------------------------------------------
 16        F018755-000      HEREDIA                   38.85
------------------------------------------------------------------------------------------------------------------------------
 17        F013229-000      HEREDIA                   73.36    MORTGAGE                       $2,409,000.00      19/12/96
------------------------------------------------------------------------------------------------------------------------------
 18        399734-000       SAN JOSE               1,216.55    MORTGAGE (C.H.)                  $280,000.00      19/01/97
------------------------------------------------------------------------------------------------------------------------------
 19        F014691-000      SAN JOSE                  56.07    MORTGAGE                       $2,409,000.00      19/12/96
------------------------------------------------------------------------------------------------------------------------------
 20        00101-000        SAN JOSE                 291.07    MORTGAGE (C.H.)                  $112,000.00      19/01/97
------------------------------------------------------------------------------------------------------------------------------
 21        3222-000         SAN JOSE                 376.54    MORTGAGE (C.H.)                  $129,000.00      19/01/97
------------------------------------------------------------------------------------------------------------------------------
 22        106628-000       HEREDIA                5,004.28    MORTGAGE (C.H.)                   $96,500.00      19/01/97
------------------------------------------------------------------------------------------------------------------------------
 23        F12000-000       SAN JOSE                  61.85    NONE                                    NONE        N/A
------------------------------------------------------------------------------------------------------------------------------
 24        F000666-000      SAN JOSE                  46.29    NONE                                    NONE        N/A
------------------------------------------------------------------------------------------------------------------------------
 25        F000665-000      SAN JOSE                  45.93    NONE                                    NONE        N/A
------------------------------------------------------------------------------------------------------------------------------
 26        F139791-000      SAN JOSE                  85       NONE                                    NONE        N/A
------------------------------------------------------------------------------------------------------------------------------

                       EXISTING LIENS ON PERSONAL PROPERTY
                               ((cent) = Colones)
                                ($1 = (cent)246)

                         Costa Rica International, Inc.

None.

                            Corporacion Pipasa, S.A.

------------ ------------------------------------------------ ------------------------- ----------------------------
 NUMBER OF                                                                                      REGISTERED
   ITEMS                       DESCRIPTION                             AMOUNT                     NUMBER
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       CHICKEN DEBONER CDM                                (cent)18.395.525                   1499
----------- ------------------------------------------------ ------------------------- ----------------------------
     1       CHILLER                                                  13.793.757                   1106
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       CHILLER                                                   9.956.966                   1104
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       BOILER                                                   17.165.699                   1184
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       MACHINE TO CONDENSE AND EVAPORATE                        11.113.746                 1160-1161
------------ ------------------------------------------------ ------------------------- ----------------------------
     2       AMMONIA RECIRCULATOR                                      7.054.423                 1155-1156
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       DIGESTOR                                                  5.054.012                   1044
------------ ------------------------------------------------ ------------------------- ----------------------------
     3       SILOS                                                    13.438.668                   3647
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       CHICKEN SHOCKING DEVICE                                   1.832.590                   25366
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       AUTOMATIC SLAUGHTER                                       3.155.831                   25367
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       COMPRESOR                                                 8.211.115                   1152
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       COMPRESSOR                                                8.211.115                   1151
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       COMPRESSOR                                                5.957.395                   1153
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       COMPRESSOR                                                5.957.395                   1154
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       OVEN                                                      6.100.313                   1338
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       OVEN                                                      6.100.313                   1339
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       CUTER                                                     6.961.886                   1362
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       MACHINE TO MAKE CROQUETTES                               13.415.397                   1329
------------ ------------------------------------------------ ------------------------- ----------------------------

------------ ------------------------------------------------ ------------------------- ----------------------------
 NUMBER OF                                                                                      REGISTERED
   ITEMS                       DESCRIPTION                             AMOUNT                     NUMBER
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       PACKING MACHINE                                           8.089.001                   1421
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       FURTHER PROCESSING MACHINE                                9.490.720                   2139
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       AUTOMATIC MACHINE FOR BATH WITH BOILING WATER             3.042.321                   1004
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       FURTHER PROCESSING MACHINE                                3.418.802                   1367
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       TEMPURA MACHINE                                           3.115.298                   4091
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       COOLER                                                    5.089.293                SERIE 9536P
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       SEWING MACHINE                                            6.364.189                   1043
------------ ------------------------------------------------ ------------------------- ----------------------------
     2       MACHINE TO COOL CHICKENS                                  9.683.956                 1104-1106
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       DOBLE KDC-NL                                              3.838.170                MODELO 1560
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       CENTRAL TELEPHONE                                         6.115.876                   8027
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       AVION COMPUTER                                           11.109.246                SERIE 96436
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       AVION COMPUTER                                           10.865.364                   25688
------------ ------------------------------------------------ ------------------------- ----------------------------
     1       RED NOVELL ETHERNET                                       4.143.162                   8634
------------ ------------------------------------------------ ------------------------- ----------------------------
             CLARION DISK                                             15.773.094                26393A26395
------------ ------------------------------------------------ ------------------------- ----------------------------
             TOTAL                                                   262.014.638
------------ ------------------------------------------------ ------------------------- ----------------------------

--------------------------------------- -------------------------------------- -------------------------------------
             AUTOMOBILES                               AMOUNT                             LICENSE PLATE
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR58E/1990                                     (cent)2.500.000                        C.111536
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR58E/1990                                      2.500.000                             C.111507
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR58E/1990                                      2.500.000                             C111503
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR58E/1990                                      2.500.000                             C.111537
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR58E/1990                                      2.500.000                             C.111504
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR58E/1990                                      2.500.000                             C.111848
--------------------------------------- -------------------------------------- -------------------------------------


--------------------------------------- -------------------------------------- -------------------------------------
             AUTOMOBILES                               AMOUNT                             LICENSE PLATE
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR 1989                                         2.000.000                             C.105613
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR 1989                                         2.000.000                             C.105611
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR 1989                                         2.000.000                             C.105610
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR 58E/1990                                     2.500.000                             C.111850
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR 1989                                         2.000.000                             C.105231
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR 1989                                         2.000.000                             C.105441
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR 1989                                         2.000.000                             C.105230
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR 1989                                         2.000.000                             C.105232
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR59L                                           3.000.000                             C.116945
--------------------------------------- -------------------------------------- -------------------------------------
CHEVROLET LUV 1989                                     2.000.000                             C.105223
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR 1989                                         2.000.000                             C.105210
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR 1989                                         2.000.000                             C.105609
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR 1989                                         2.000.000                             C.105612
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NKR 1989                                         2.000.000                             C.105211
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR 1989                                         2.000.000                             C.105233
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR59L/1992                                      3.000.000                             C.116947
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR59L/1992                                      3.000.000                             C.118354
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR59L/1992                                      3.000.000                             C.116622
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR59L/1992                                      3.000.000                             C.116948
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR59L/1992                                      3.000.000                             C.116105
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR59L/1992                                      3.000.000                             C.116946
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR59L/1992                                      3.000.000                             C.116106
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR59L/1992                                      3.000.000                             C.116944
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR59L/1992                                      3.000.000                             C.116916
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU NPR59L/1992                                      3.000.000                             C.117090
--------------------------------------- -------------------------------------- -------------------------------------


--------------------------------------- -------------------------------------- -------------------------------------
             AUTOMOBILES                               AMOUNT                             LICENSE PLATE
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU KB2500/1992                                      3.000.000                             C.116610
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU FTR11L/1992                                      4.000.000                             C.26031
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU FTR11L/1992                                      4.000.000                             C.26161
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU FTR11L/1992                                      4.000.000                             C.26268
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU FTR11L/1992                                      4.000.000                             C.26032
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU FTR11L/1992                                      4.000.000                             C.26682
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU FTR11L/1992                                      4.000.000                             C.26243
--------------------------------------- -------------------------------------- -------------------------------------
ISUZU FTR11L/1992                                      4.000.000                             C.26048
--------------------------------------- -------------------------------------- -------------------------------------
TOTAL                                               (cent)107.500.000
--------------------------------------- -------------------------------------- -------------------------------------

--------------------------------------- -------------------------------------- -------------------------------------
             AUTOMOBILES                               AMOUNT                             LICENSE PLATE
--------------------------------------- -------------------------------------- -------------------------------------
DAIHATSU-FURGON/1991                              $6,638.00                                  C.112882
--------------------------------------- -------------------------------------- -------------------------------------
NISSAN-FURGON/1991                                 7,965.00                                  C.115650
--------------------------------------- -------------------------------------- -------------------------------------
MITSUBISHI-FURGON/1990                             8,850.00                                  C.112872
--------------------------------------- -------------------------------------- -------------------------------------
NISSAN-FURGON/1990                                 5,089.00                                  C.111391
--------------------------------------- -------------------------------------- -------------------------------------
NISSAN-FURGON/1993                                 8,629.00                                  C.119132
--------------------------------------- -------------------------------------- -------------------------------------
NISSAN-FURGON/1990                                 4,868.00                                  C.111392
--------------------------------------- -------------------------------------- -------------------------------------
NISSAN-FURGON/1990                                 7,965.00                                  C.116677
--------------------------------------- -------------------------------------- -------------------------------------
NISSAN-FURGON/1993                                 8,408.00                                  C.119137
--------------------------------------- -------------------------------------- -------------------------------------
TOYOTA-FURGON/1989                                 5,753.00                                  C.108486
--------------------------------------- -------------------------------------- -------------------------------------
TOTAL                                            $64,165.00
--------------------------------------- -------------------------------------- -------------------------------------

                          Corporacion As de Oros, S.A.
----------------------------------------------------------------------------------------------------------------------------------
                  CORPORACION AS DE OROS, S.A. AND SUBSIDIARIES
                             VEHICLES AND MOTORCYLES
                   (all in colones unless otherwise indicated)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
     LICENSE              MAIN                  PLEDGE CON-             PLEDGE             PLEDGE               PLEDGE
      PLATE          CHARACTERISTICS            CESSION DATE         (INSCRIPTION         DUE DATE              AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
1  CL 130579      Brand:         Toyota        April 1st, 1998     Volume:        79    April 1, 2000     USD$       137,500.00
                  Engine No.:    4Y0393847                         Entry:       9236
                  Year:          1994
----------------------------------------------------------------------------------------------------------------------------------
2  C 012692       Brand:         Hino          August 14, 1992     Volume:      0253    August 14, 1997   (cent)  11.000.000.00
                  Engine No.:    EH700168300                       Entry:       7273
                  Year:          1986
----------------------------------------------------------------------------------------------------------------------------------
3  C 013840       Brand:         Hino          August 14, 1992     Volume:      0253    August 14, 1997   (cent)  11.000.000.00
                  Engine No.:    EH700171567                       Entry:       7273
                  Year:          1986
----------------------------------------------------------------------------------------------------------------------------------
4  C 103318       Brand:         Mitsubishi    August 1, 1988      Volume:       222    August 1, 1996    (cent)  11,785,500.00
                  Engine No.:    4D31-79716                        Entry:        518
                  Year:          1988
----------------------------------------------------------------------------------------------------------------------------------
5  C 026555       Brand:         Hino          October 6, 1992     Volume:        25    October 6, 1995   (cent)   5.300.000.00
                  Engine No.:    H07CB20022                        Entry:       3552
                  Year:          1986
----------------------------------------------------------------------------------------------------------------------------------
6  230313         Brand:         Mitsubishi    April 1, 1997       Volume:        78    April 1,2000      USD       $137,500.00
                  Engine No.:    4G32HL9629                        Entry        9236
                  Year:          1992
----------------------------------------------------------------------------------------------------------------------------------
7  CL 126690      Brand:         Mitsubishi    April 1, 1997       Volume:  78          April 1, 2000     USD$       137,500.00
                  Engine No.:    4D31B14490                        Entry:  9236
                  Year:          1994
----------------------------------------------------------------------------------------------------------------------------------
8  CL 128111      Brand:         Mitsubishi    April 1, 1997       Volume:  78          April 1, 2000     USD$       137,500.00
                  Engine No.:    4D56GB1421                        Entry:  9236
                  Year:          1994
----------------------------------------------------------------------------------------------------------------------------------
9  CL 128800      Brand:         Mitsubishi    April 1, 1997       Volume:        78    April 1, 2000     USD       $137,500.00
                  Engine No.     4D56GB2103                        Entry:       9236
                  Year:          1994
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
     LICENSE              MAIN                  PLEDGE CON-             PLEDGE             PLEDGE               PLEDGE
      PLATE          CHARACTERISTICS            CESSION DATE         (INSCRIPTION         DUE DATE              AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
10 CL 124840      Brand:         Isuzu         April 1, 1997       Volume:  78          April 1, 2000     USD$       137,500.00
                  Engine No.:    745528                            Entry:  9236
                  Year:          1993
----------------------------------------------------------------------------------------------------------------------------------
11 CL 128371      Brand:         Toyota        April 1, 1997       Volume:  78          April 1, 2000     USD$       137,500.00
                  Engine No.:    1325519                           Entry:  9236
                  Year:          1994
----------------------------------------------------------------------------------------------------------------------------------
12 CL 130785      Brand:         Toyota        April 1, 1997       Volume:  78          April 1, 2000     USD$       137,500.00
                  Engine No.:    1322764                           Entry:  9236
                  Year:          1994
----------------------------------------------------------------------------------------------------------------------------------
13 CL 142481      Brand:         Mitsubishi    April 1, 1997       Volume:        78    April 1, 2000     USD       $137,500.00
                  Engine No.:    4D31B79852                        Entry:       9236
                  Year:          1996
----------------------------------------------------------------------------------------------------------------------------------
14 CL 142483      Brand:         Mitsubishi    April 1, 1997       Volume:  78          April 1, 2000     USD$       137,500.00
                  Engine No.:    4D31B79855                        Entry:  9236
                  Year:          1996
----------------------------------------------------------------------------------------------------------------------------------
15 C 111233       Brand:         Isuzu         July 14, 1995       Volume:  45          July 14, 2000     (cent)   9,013,425.00
                  Engine No.:    190598                            Entry:  3762
                  Year:          1990
----------------------------------------------------------------------------------------------------------------------------------
16 C 111260       Brand:         Isuzu         July 14, 1995       Volume:  45          July 14, 2000     (cent)   9,013,425.00
                  Engine No.:    443924                            Entry:  3762
                  Year:          1990
----------------------------------------------------------------------------------------------------------------------------------
17 C 111262       Brand:         Isuzu         July 14, 1995       Volume:  45          July 14, 2000     (cent)   9,013,425.00
                  Engine No.:    443976                            Entry:  3762
                  Year:          1990
----------------------------------------------------------------------------------------------------------------------------------
18 C 110689       Brand:         Isuzu         July 14, 1995       Volume:  45          July 14, 2000     (cent)   9,013,425.00
                  Engine No.:    813067                            Entry:  3762
                  Year:          1990
----------------------------------------------------------------------------------------------------------------------------------
19 C 111263       Brand:         Isuzu         July 14, 1995       Volume:  45          July 14, 2000     (cent)   9,013,425.00
                  Engine No.:    443640                            Entry:  3762
                  Year:          1990
----------------------------------------------------------------------------------------------------------------------------------
20 C 118596       Brand:         Isuzu         July 14, 1992       Volume:  0250        July 21, 1995     (cent)   1,400,000.00
                  Engine No.:    615808                            Entry:  3728
                  Year:          1992
----------------------------------------------------------------------------------------------------------------------------------
21 C 111261       Brand:         Isuzu         July 14, 1995       Volume:  45          July 14, 2000     (cent)   9,013,425.00
                  Engine No.:    443956                            Entry:  3762
                  Year:          1990
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
     LICENSE              MAIN                  PLEDGE CON-             PLEDGE             PLEDGE               PLEDGE
      PLATE          CHARACTERISTICS            CESSION DATE         (INSCRIPTION         DUE DATE              AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
22 C 111230       Brand:         Isuzu         July 14, 1995       Volume:  45          July 14, 1996     (cent)   9,013,425.00
                  Engine No.:    190527                            Entry:  3762
                  Year:          1990
----------------------------------------------------------------------------------------------------------------------------------
23 C 121105       Brand:         Isuzu         July 21, 1993       Volume:  255         July 21, 1996     (cent)  12,024,880.00
                  Engine No.:    683170                            Entry: 3474
                  Year:          1993
----------------------------------------------------------------------------------------------------------------------------------
24 C 122650       Brand:         Isuzu         July 21, 1993       Volume:  255         July 21, 1996     (cent)  12,024,880.00
                  Engine No.:    685365                            Entry:  3474
                  Year:          1993
----------------------------------------------------------------------------------------------------------------------------------
25 C 1207001      Brand:         Isuzu         July 21, 1993       Volume:  255         July 21, 1993     (cent)  12,024,800.00
                  Engine No.:    683506                            Entry:  3474
                  Year:          1993
----------------------------------------------------------------------------------------------------------------------------------
26 C120786        Brand:         Isuzu         July 21, 1993       Volume:  255         July 21, 1998     (cent)  12,024,880.00
                  Engine No.:    684630                            Entry:  3474
                  Year:          1993
----------------------------------------------------------------------------------------------------------------------------------
27 C 119332       Brand:         Mitsubishi    April 1, 1997       Volume:  78          April 1, 2000     USD$       137,500.00
                  Engine No.:    4D56EV7411                        Entry:  9236
                  Year:          1993
----------------------------------------------------------------------------------------------------------------------------------

                                                                SCHEDULE B-1
                                                              (Second Closing)

                              CHAVES FAMILY MEMBERS



NAME                                                       RELATIONSHIP
----                                                       ------------
A.  Immediate Family of Calixto Chaves
Calixto Chaves                                             Self
Rosalidia Zamora                                           Spouse
Monica Chaves                                              Daughter
Jose Pablo Chaves                                          Son

B.  Siblings of Calixto Chaves
Manuel Angel Chaves                                        Brother
Jose Joaquin Chaves                                        Brother
Fidel Chaves                                               Brother
Carlos Luis Chaves                                         Brother
Gerardo Chaves                                             Brother
Teresa Maria Chaves                                        Sister
Julia Chaves                                               Sister
Beatriz Chaves                                             Sister
Ana Rosa Chaves                                            Sister
Gema Chaves                                                Sister
Francisco Chaves C.                                        Uncle

C.  Aunts and Uncles of Calixto Chaves
Victor Zamora                                              Uncle
Jose Cruz Zamora                                           Uncle
Teresa Zamora                                              Aunt

NAME                                              RELATIONSHIP
----                                              ------------
D.  Related by Marriage
Beatriz de Chaves                                  Sister-in-law
Luis Guillermo Zamora                      Brother-in-law & Second Cousin
Jose Angel Zamora                          Brother-in-law & Second Cousin
Hernan Zamora                              Brother-in-law & Second Cousin
Carlos Zamora                              Brother-in-law & Second Cousin
Emilia Zamora                              Sister-in-law & Second Cousin
Ana Virginia Zamora                        Sister-in-law & Second Cousin
Flor Zamora                                Sister-in-law & Second Cousin
 Jorge Viquez                                       First Uncle-in-law
Alba Viquez                                         First Aunt-in-law
Carlos Viquez                                       First Uncle-in-law
Cecilia Viquez                                      First Aunt-in-law
Javier Viquez                                       First Uncle-in-law
Fernando Viquez                                     First Uncle-in-law
Ines Gonzalez                                       Sister-in-law
Beatriz Rodriguez                                   Sister-in-law
Ilse Fernandez                                      Sister-in-law
William Alvarez                                     Brother-in-law
Isaias Gomez                                        Brother-in-law
Jorge ML. Quesada                                   Brother-in-law
Luis Altamirano                                     Brother-in-law
Leda Sauma                                          In-laws
Maribel Aguilar                                     In-laws
Teresa Murillo Soto                                 In-laws
Jorge Feldman                                       In-laws
Eduardo Vargas Gonzalez                             In-laws

NAME                                                    RELATIONSHIP
----                                                    ------------
E.  Nieces and Nephews of Calixto Chaves
Marcela Chaves                                          Niece
Oscar E. Chaves                                         Nephew
Francisco J. Chaves                                     Nephew
Marianella Chaves                                       Niece
Gabriella Chaves                                        Niece
Katia Chaves                                            Niece
Juan Carlos Chaves                                      Nephew
Alejandro Chaves                                        Nephew
Romulo Chaves R.                                        Nephew
Federico Chaves R.                                      Nephew
Esteban Chaves                                          Nephew
Nestor Chaves                                           Nephew
Zeneida Chaves                                          Niece
Maria Adela Chaves                                      Niece
Roxana Chaves                                           Niece
Karla Chaves                                            Niece
Magaly Chaves                                           Niece
Minor Solis                                             Nephew
Isaias Gomez                                            Nephew
Natalia Gomez                                           Niece
Lucia Gomez                                             Niece
Jorge E. Quesada                                        Nephew
Christian Quesada                                       Nephew
Alejandro Quesada                                       Nephew
Vanessa Quesada                                         Niece
Brian Altamirano                                        Nephew

NAME                                                    RELATIONSHIP
----                                                    ------------
Francisco Javier Chaves                                 Nephew
Sinai Chaves                                            Niece

F.  Cousins of Calixto Chaves
Marco Chaves                                            First Cousin
Ana Chaves                                              First Cousin
Gliceria Chaves                                         First Cousin
Marta Chaves                                            First Cousin
Elida Chaves                                            First Cousin
Francisco Chaves                                        First Cousin
Maylle Chaves                                           First Cousin
Juan Chaves                                             First Cousin
Rosa Emilia Chaves                                      First Cousin
Alvaro Zamora                                           Cousin
Martin Zamora                                           Cousin
Vinicio Zamora                                          Cousin
Maximino Zamora                                         Cousin
Cecilia Zamora                                          Cousin
Luisa Zamora                                            Cousin
Rosario Zamora                                          Cousin
Carlos Zamora                                           Cousin
Angel Zamora                                            Cousin
Alfredo Zamora                                          Cousin
Ignacio Zamora                                          Cousin

G.  Shareholders of Inversiones La Ribera, S.A.                  % of Ownership
    -------------------------------------------                  --------------
Calixto Chaves                                          Self         (75%)
Rosalidia Zamora                                        Spouse       (25%)

                                                               SCHEDULE B-2
                                                             (Second Closing)

                            CORPORACION PIPASA, S.A.
                              EXISTING INVESTMENTS
                             As of January 31, 1998




DESCRIPTION OF INVESTMENT                               AMOUNT IN U.S. DOLLARS
-------------------------                               ----------------------

Long-Term Investments
---------------------
Shares

Club Campestre Espanol                                             $975.61

LACSA                                                               567.02

Romulo & Adela                                                      536.59

Hotel Fiesta De Playa                                            18,292.80

Inolasa Group                                                 4,225,719.43

Shares Pipasa Salvador, S.A.                                     21,805.40


Prod. Agropecuarios                                               6,887.21

Serv. Bursatil Del Agro                                           3,344.31


Total:                                                       $4,278,128.37
                                                             =============

Short-Term Investments
----------------------
Certificates of Deposit


Banco Interfin, S.A.                                             15,941.14

Citi Valores                                                     14,569.81

Corporacion Privada de Inversiones                              158,562.39

Citibank (Costa Rica), S.A.                                     490,410.10

Financiera Belen, S.A.                                           40,650.48

Corporacion Privada de Inversiones                               67,479.69

DESCRIPTION OF INVESTMENT                               AMOUNT IN U.S. DOLLARS
-------------------------                               ----------------------

Commercial International Bank & Trust Co.                       405,659.30

Operacion de Administracion Bursatil ("OPAB")

Mercado de Valores                                               12,024.02

B.F.A. Valores                                                  530,838.87

Metro Valores                                                         0.00

Banco Interfin, S.A.                                            182,927.17

Univalores                                                            7.42

Citivalores                                                      30,755.66
                                                                 52,227.36
Boncentro Certificate
                                                                 14,969.82
Lafise Certificate

Shares (expected to be sold before January 1, 1999)

Costa Rica International, Inc.                                  147,505.73

Titulos Valores Renta Variable                                  684,022.95

Allowance to Reduce Investment to Fair Market Value            (195,231.17)


Total:                                                       $2,655,320.74
                                                             =============

                                                           (Second Closing)

                          CORPORACION AS DE OROS, S.A.
                              EXISTING INVESTMENTS
                             As of February 4, 1998




DESCRIPTION OF INVESTMENT                               AMOUNT IN U.S. DOLLARS
-------------------------                               ----------------------

Long-Term Investments

Stocks

Astel                                                            $4,065.04

Bolpro                                                            7,954.67

Club Campestre Expanol                                            1,524.39

Restaurantes As                                               1,088,516.26


Total:                                                       $1,102,060.37
                                                             =============

Short-Term Investments
----------------------
Certificates of Deposit

Bancrecen, S.A.                                                  47,096.65

Banco Nacional de Costa Rica                                        813.01

Banco Banex, S.A.                                                15,106.00


Total:                                                       $1,165,076.33
                                                             =============